ANNUAL
REPORT

May 31, 1998

FRANKLIN MUNICIPAL SECURITIES TRUST


Contents


Shareholder Letter ....................................................      1
Fund Reports
   Franklin Arkansas
   Municipal Bond Fund ................................................      4
   Franklin California High
   Yield Municipal Fund ...............................................     10
   Franklin Hawaii
   Municipal Bond Fund ................................................     22
   Franklin Tennessee
   Municipal Bond Fund ................................................     28
   Franklin Washington
   Municipal Bond Fund ................................................     36
Bond Ratings ..........................................................     44
Financial Highlights &
Statement of Investments ..............................................     47
Financial Statements ..................................................     68
Notes to
Financial Statements ..................................................     73
Independent
Auditor's Report ......................................................     78

SHAREHOLDER LETTER


Dear Shareholder:

It is a pleasure to bring you Franklin Municipal Securities Trust's annual report for the period ended May 31, 1998.

During the year under review, the U.S. economy continued on its path of moderate growth, modest inflation and relatively stable-to-lower interest rates. Economic growth was solid, as measured by the 1998 first quarter, annualized Gross Domestic Product (GDP) gain of 5.4%. The Consumer Price Index (CPI), a widely used measure of inflation, continued to trend downward. The CPI's annualized increase for May 1998 was a surprisingly low 2.2%, considering the U.S. economy is in its seventh consecutive year of expansion.

After peaking in the second quarter of 1997, interest rates declined due to benign inflation and the presumption that the Asian monetary crises would slow the U.S. economy. The Asian crises also contributed to a flight to quality into U.S. Treasury bonds and U.S. dollar-denominated assets. The 30-year Treasury yield ended the reporting period at 5.81%, down from 6.92% on May 31, 1997.1 The yield on the Bond Buyer 40 Index, a representative municipal bond index, declined from 5.74% to 5.22%, for the same period.2 The overall interest rate decline resulted in a healthy year for fixed-income securities in 1997, and the downward trend continued to translate into bond market strength in 1998. Credit rating upgrades substantially outpaced downgrades from national credit rating agencies during the reporting period.

1. Source: Standard & Poor's(R) Micropal (Federal Reserve H15 Report).

2. Source: Standard & Poor's Micropal (Bond Buyer 40). Index is composed of 40 actively traded municipal bonds and does not represent the performance of any Franklin Templeton fund. Investors cannot invest directly in this unmanaged index.

Recent estimates for bond supply in 1998 are over $250 billion, with the majority coming to market insured. Yield spreads between an insured and an investment grade BBB bond ranged between approximately 25 to 35 basis points. Increased competition among the various municipal insurers resulted in aggressive pricing that narrowed the quality spreads. The issuance of AAA bonds has escalated by 40% during the past ten years. Insurance generally increases a municipal bond's quality and marketability. Low-cost insurance and falling interest rates made it difficult to maintain the yields in the portfolios. We anticipate that it will continue to be economical for issuers to purchase insurance to enhance their credit quality. As insurance premiums remain competitive, we expect that spreads will remain narrow.

The low interest-rate environment continued to increase the amount of prerefunding activity in the market. The issuers who came to market in the mid-1990s when rates were higher, recently found opportunities to refinance their existing debt and save on interest costs.

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, tax-free income and preservation of principal. Looking forward, the recent economic environment should be beneficial for municipalities and municipal bonds.


We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Municipal bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,




Charles B. Johnson
Chairman
Franklin Municipal Securities Trust





Thomas J. Kenny
Director
Franklin Municipal Bond Department



FRANKLIN ARKANSAS
MUNICIPAL BOND FUND

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 48 of this report.

Your Fund's Objective: Franklin Arkansas Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

State Update


Arkansas' strong financial performance is based on conservative fiscal management, an increasingly diversified economy, and manageable future debt plans. Manufacturing jobs from other states migrated to Arkansas over the last decade, and construction and service industries increased to support these manufacturing efforts. Regional employment and wealth in Arkansas' northwest improved significantly with the expansion of companies such as Wal-Mart and Tyson Foods. The employment growth experienced by the state since 1991 slowed, but overall expansion continued. Arkansas' unemployment remained below the national rate.

Arkansas manages its financial operations responsibly. The state's Revenue Stabilization Act mandates financial balance, effectively limiting expenditures to cash receipts and balances on hand. The state projects limited increases in government spending over the next two years, and Arkansas' debt load remains among the country's lowest. Despite economic progress, however, Arkansas has underdeveloped infrastructure and low per capita personal income.

Portfolio Notes

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

During the reporting period, we focused on well-structured Arkansas municipal bonds across most sectors. Arkansas bonds tend to trade at much higher prices (lower yields) than most other states' bonds. This is due mainly to the demand outweighing the supply of Arkansas bonds. Throughout 1997 and the first half of 1998, this relationship continued as the supply of Arkansas bonds stayed relatively low. Municipal bond supply in Arkansas increased 5.8% from 1996 to 1997, and we expect 1998's supply to remain stable.

The fund's net assets increased 132% from May 31, 1997, to May 31, 1998, from $13.0 million to $30.3 million.

Maintaining our disciplined approach to purchasing bonds, we looked for Arkansas bonds offering attractive yields. We participated in issues offered by Little River County's Georgia Pacific, Jefferson County's Entergy Arkansas Inc, Conway's Sales & Use Tax Capital Improvement Bonds, and Arkansas State Development Finance Authority for Home Mortgage revenue bonds. Going forward, the fund will seek to invest in bonds that provide good call protection while paying high, current income.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY


Franklin Arkansas Municipal Bond Fund's share price, as measured by net asset value, increased 48 cents, from $10.51 on May 31, 1997, to $10.99 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 58.5 cents ($0.585) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.8 cents ($0.048) and the maximum offering price of $11.48 on May 31, 1998, your fund's distribution rate was 5.02%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arkansas state personal income tax bracket would need to earn 8.94% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 8 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of Arkansas municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Arkansas Municipal Bond Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Arkansas Municipal Bond Fund

Periods ended 5/31/98

                                      Since
                                    Inception
                                     1-Year   3-Year   (5/10/94)
Cumulative Total Return1             10.31%   25.74%    35.49%
Average Annual Total Return2          5.59%    6.38%     6.64%

Distribution Rate3                    5.02%
Taxable Equivalent Distribution Rate4 8.94%
30-Day Standardized Yield5            4.89%
Taxable Equivalent Yield4             8.71%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $11.48 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Arkansas state personal income tax bracket of 43.8%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.23%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 52 of this report.

Your Fund's Objective: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

California's economy enjoyed the best year of this decade in 1997, with the addition of approximately 400,000 new jobs and an increase in income levels. Despite an unemployment rate of 5.8% that remained above the 4.6% national average for February 1998,2 the state's job growth rate was 11U2 times the national average rate of increase.3 Personal income rose 7.3% in the second quarter 1997, placing it above the national rate of 5.7%.4

2. Source: The Wall Street Journal, March 25, 1998.
3. Source: Bureau of Labor Statistics.
4. Source: Fitch IBCA. February 17, 1998.

Downsizing in defense- and aerospace-related industries has all but ended, and the construction, exports, tourism, computer services and entertainment sectors have become the new engines of California's steady economic growth. Taking into account California's robust economy, Standard & Poor's Corporation, a national credit rating agency, gave the state's general obligation debt an A+ rating.5

5. Source: Standard & Poor's CreditWeek Municipal 2/23/98. These credit ratings are not ratings for the fund.

The Asian crises have not affected the California municipal bond market to date. The state made no specific cut-back in its growth estimates due to Asian economic problems. During the year under review, growth in exports to Hong Kong, Taiwan, and Mexico offset declines in exports to trading partners such as Japan, Korea, Singapore and Malaysia.6 It is too early to estimate El Ni-o's effects on California municipalities; however, rating agencies do not normally reduce ratings because of natural disasters, and it does not appear that this affected any of the portfolio's bonds.

6. Source: California Department of Finance. California Economic Indicators, January/February 1998.

Despite an improving economic environment, structural restrictions including strict property tax limits, two-thirds legislative requirement for budget passage, and mandated spending on education continue to hamper state finance flexibility. Renewed economic growth has overcome these impediments, however, and the operating budget has been balanced for the past two years. Looking forward, projected increases in employment and personal income and a recovery in homebuilding bode well for California's continued economic growth.

Portfolio Notes

Nationwide, issuers took advantage of the lower interest-rate environment during the first part of 1998. We saw a 51% increase in issuance versus the same period last year. As a result, municipals cheapened considerably, and traded at or above 90% of U.S. Treasuries. Market fluctuations over the 12-month reporting period created purchase opportunities on downswings. The fund sought to take advantage of the volatility and performed favorably over the reporting period.

Insurance dominated the market, with more than 70% of new California issues coming to market insured. The higher penetration of insurance, along with a limited supply of new, lower-rated issues led to a narrowing in yield spreads between insured and lower grade issues. Consequently, the insured sector generally represented the municipal bond market's greatest value, and the fund concentrated its purchases in high grade issues. At the end of the reporting period, 18.1% of the fund's total long-term assets are rated AA or better, compared with 14.1% a year ago.

The fund's assets increased 102% during the fund's fiscal year, from $223.5 million to $452.4 million, leading to a more diversified and stable asset base. The fund's performance is largely a result of Franklin's income-oriented approach. The market seemed to be moving sideways over the course of the year, but there were many periods of volatility that provided opportunities for the fund. Using our disciplined approach to investing, the fund attempted to take advantage of the market on the downswings, helping maximize its income-earning potential.

Q. What is a "sideways market"?

A. A period in which prices trade within a narrow range, showing only small changes up or down. It is also called "horizontal price movement."

Much of Franklin's strength in the high yield market lies in our research capabilities. Our research analysts often work with issuers and underwriters in structuring deals with attractive credit qualities. During the reporting period we added over 60 new positions to the fund.

The market's fundamentals continue to look promising for municipal bonds. Such securities remain one of the few investment options available for tax-conscious investors. Going forward, we anticipate continued economic growth in California, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for healthy performance during the next year.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin California High Yield Municipal Fund - Class I share price, as measured by net asset value, increased 55 cents, from $10.10 on May 31, 1997, to $10.65 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 61.8 cents ($0.618) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.0 cents ($0.05) and the maximum offering price of $11.12 on May 31, 1998, your fund's distribution rate was 5.40%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 9.86% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 16 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin California High Yield Municipal Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California High Yield Municipal Fund - Class I
Periods ended 5/31/98

                                      Since
                                    Inception
                                     1-Year   5-Year   (5/3/93)
Cumulative Total Return1             11.78%   45.47%    45.04%
Average Annual Total Return2          7.01%    6.86%     6.69%

Distribution Rate3              5.40%
Taxable Equivalent
 Distribution Rate4             9.86%
30-Day Standardized Yield5      5.24%
Taxable Equivalent Yield4       9.57%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $11.12 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.94%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin California High Yield Municipal Fund - Class II share price, as measured by net asset value, increased 56 cents, from $10.12 on May 31, 1997, to $10.68 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 56.56 cents ($0.5656) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.43 cents ($0.0443) and the maximum offering price of $10.79 on May 31, 1998, your fund's distribution rate was 4.93%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 9.00% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 20 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin California Municipal Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California High Yield Municipal Fund
Class II
Periods ended 5/31/98

                                                        Since
                                                      Inception
                                              1-Year   (5/1/96)
Cumulative Total Return1                      11.30%    21.95%
Average Annual Total Return2                   9.22%     9.47%
Distribution Rate3                    4.93%
Taxable Equivalent Distribution Rate4 9.00%
30-Day Standardized Yield5            4.87%
Taxable Equivalent Yield4             8.89%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.43 cent per share monthly dividend and the maximum offering price of $10.79 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.56%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN HAWAII
MUNICIPAL BOND FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 58 of this report.

Your Fund's Objective: Franklin Hawaii Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Hawaii state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Hawaii municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

State Update

Hawaii's economy, highly dependent on the tourism industry, suffered the Asian currency crises' ill effects. Historically, tourists from Japan fueled Hawaii's economy with their high consumption of goods and services. However, the yen's devaluation, combined with Asia's recent weak job and income growth, made many consumers less likely to spend on luxuries such as vacations, and to spend less when they do travel. During the fund's fiscal year, the inflow of travelers from mainland U.S. did not fill the gap in the island's economy.

Tourism represents approximately 25% of Hawaii's gross state product, and employs six out of ten workers in the state's economy. In conjunction with the decline in the tourism sector, reduced Japanese investment led to a contraction in the construction sector. The stagnant economy caused Hawaii to increase its debt load, thereby limiting the state's budgetary flexibility. Hawaii has debt levels six times the national average, and faced operating deficits in five of the last six fiscal years. The credit rating of the state's general obligation bonds has been downgraded from Aa3 to A1 by Moody's, and from AA to A+ by Standard & Poor's, two national credit rating agencies.2 (For definitions of bond ratings, please see p. 44.) Aware of its over-dependence on tourism, Hawaii is attempting to diversify its economy by attracting other industries. Uniden, a manufacturer of cordless telephones, and Square USA, a video game developer, have opened research and development plants in the state.

2. Source: Moody's 4/9/98, Standard & Poor's 9/1/97. These credit ratings are not ratings for the fund.

Portfolio Notes

Despite Hawaii's ailing economy, we believe a well-chosen portfolio of the state's municipal bonds remains a strong source for tax-free income. The fund's net assets rose 13% over the period, from $40.0 million on May 31, 1997, to $45.2 million on May 31, 1998. Recent purchases for the fund include Honolulu City and County General Obligation, Hawaii State General Obligation (FGIC insured), and Hawaii State Department Budget and Finance Special Purpose Revenue Wilcox Memorial Hospital Project. As always, we strive to keep the fund fully invested to provide shareholders with a relatively high level of tax-free income.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY


Franklin Hawaii Municipal Bond Fund's share price, as measured by net asset value, increased 37 cents, from $10.79 on May 31, 1997, to $11.16 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 59.7 cents ($0.597) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.9 cents ($0.049) and the maximum offering price of $11.66 on May 31, 1998, your fund's distribution rate was 5.04%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Hawaii state personal income tax bracket would need to earn 9.27% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 26 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of Hawaii municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Hawaii Municipal Bond Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Hawaii Municipal Bond Fund
Periods ended 5/31/98

                                                        Since
                                                       Inception
                                     1-Year   5-Year   (2/26/92)
Cumulative Total Return1              9.10%   36.62%    57.72%
Average Annual Total Return2          4.46%    5.52%     6.81%

Distribution Rate3                      5.04%
Taxable Equivalent Distribution Rate4   9.27%
30-Day Standardized Yield5              4.58%
Taxable Equivalent Yield4               8.43%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $11.66 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Hawaii state personal income tax bracket of 45.6%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
Note: Prior to July 1, 1994, shares were offered at a higher initial sales charge; thus actual total returns would be somewhat lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.18%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 61 of this report.

Your Fund's Objective: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

Tennessee's economy experienced increased diversification and moderate growth, as it benefited from gains in health care and distribution services. Nissan Corp., Peterbilt Motors Company, and General Motors Corp.'s Saturn Division expanded their auto manufacturing facilities, significantly augmenting the state economy. The state's emphasis on educational system reform and transportation infrastructure have supported economic development. Although Tennessee's economic growth lags behind the nation, it can be characterized as still developing and diversifying.

Tennessee's financial position remains sound. Moody's and Fitch, two national credit rating agencies, gave their highest rating to Tennessee's current general obligation debt, reflecting the state's strong fiscal position.2 The state has responsible financial management policies. Its reserve fund stands at $101 million, and the proposed 1998-1999 budget increases the level to $127 million. Tennessee's practice of drawing upon the fund during lean years and rebuilding it as conditions improve lends credibility to such a rainy-day fund. Limited borrowing and the practice of pay-as-you-go financing have served to reduce Tennessee's debt ratios to levels well below the medians for the 50 states. The state constitution requires a balanced budget, and Tennessee is a leader in the development of financial standards. The constitution further mandates that the state provide 1.5 times coverage of its debt service through taxes. As of May 1998, a substantial margin in excess of 1.5 times is available.3

2. Source: Moody's 5/12/98, Fitch Research 5/8/98. These credit ratings are not ratings for the fund.

3. Source: Moody's 5/12/98.

Portfolio Notes

Nationwide, issuers took advantage of the lower interest-rate environment during the first part of 1998. We saw a 51% increase in issuance versus the same period last year. As a result, municipals cheapened considerably, and traded at or above 90% of U.S. Treasuries. Market fluctuations over the 12-month reporting period created purchase opportunities on downswings. The fund sought to take advantage of the volatility and performed favorably over the reporting period.

Insurance dominated the market, with more than 60% of new Tennessee issues coming to market insured. The higher penetration of insurance, along with a limited supply of new, lower-rated issues led to a narrowing in yield spreads between insured and lower grade issues. Consequently, the insured sector generally represented the municipal bond market's greatest value, and the fund concentrated its purchases in high grade issues. At the end of the reporting period, 56.5% of the fund's total long-term assets are rated AAA, compared with 51.7% a year ago.

The fund's assets increased 67% during the fund's fiscal year, from $26.7 million to $44.5 million, leading to a more diversified and stable asset base. The fund's performance is largely a result of Franklin's income-oriented approach. The market seemed to be moving sideways over the course of the year, but there were many periods of volatility that provided opportunities for the fund. Using our disciplined approach to investing, the fund attempted to take advantage of the market on the downswings, helping maximize its income-earning potential.

Q. What is a "sideways market"?

A. A period in which prices trade within a narrow range, showing only small changes up or down. It is also called "horizontal price movement."

Purchases for the fund were concentrated in high-essential use, general obligation and direct revenue utility issues. General obligation bonds make up 13.2% of the fund's total net assets, and utility issues 23.2% on May 31, 1998, compared with 22.7% and 14.2% respectively, a year ago. We participated in issues offered by Metropolitan Nashville Davidson Electric Utility and Vanderbilt University.

The market fundamentals look promising for municipal bonds. Such securities remain one of the few investment options available for tax-conscious investors. Going forward, we anticipate continued economic growth in Tennessee, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned for healthy performance during the next year.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Tennessee Municipal Bond Fund's share price, as measured by net asset value, increased 56 cents, from $10.71 on May 31, 1997, to $11.27 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 57.3 cents ($0.573) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.7 cents ($0.047) and the maximum offering price of $11.77 on May 31, 1998, your fund's distribution rate was 4.79%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Tennessee state personal income tax bracket would need to earn 8.44% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 34 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of Tennessee municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Tennessee Municipal Bond Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Tennessee Municipal Bond Fund
Periods ended 5/31/98

                                                         Since
                                                       Inception
                                     1-Year   3-Year   (5/10/94)
Cumulative Total Return1             10.75%   26.12%    38.74%
Average Annual Total Return2          6.00%    6.48%     7.26%

Distribution Rate3              4.79%
Taxable Equivalent
 Distribution Rate4             8.44%
30-Day Standardized Yield5      4.63%
Taxable Equivalent Yield4       8.15%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.7 cent per share monthly dividend and the maximum offering price of $11.77 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and Tennessee state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.26%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN WASHINGTON
MUNICIPAL BOND FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 65 of this report.

Your Fund's Objective: Franklin Washington Municipal Bond Fund seeks to provide high, current income exempt from regular federal income taxes while seeking preservation of capital by investing primarily in a portfolio of Washington municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

State Update

The economic expansion that began for Washington in the early 1980s continued unabated during the reporting period. The state enjoys an AA+ and Aa1 rating from Standard & Poor's and Moody's respectively, two national credit rating agencies.2 (For definitions of bond ratings, please see p. 44.) These ratings reflect the state's strong growth, increasing economic diversification, and sound financial policies. Washington is the only state in the Pacific Northwest to maintain continuous economic growth over the past decade, with most occurring in the Puget Sound area. Boeing Co. and Microsoft Corp. continued their successes, providing above-average wages and stimulating spin-off companies. The state's population growth was more than double the national rate between 1990 and 1996. A rise in the state's service sector employment offset an overall manufacturing employment decline.


2.Source: Moody's 3/25/98, Standard & Poor's 8/25/97. These credit ratings are not ratings for the fund.

Washington state experienced stronger than expected revenue income. Washington's 1995-97 fiscal biennium was $210 million higher than the original estimate. The state's conservative fiscal practices more than counterbalanced above-average debt levels. To date, the state has accommodated the parameters of Proposition 601, and the amount of debt is within constitutional and statutory limits.

The Asian financial crises are expected to have an adverse effect on the state's economy in the near term, because a large percentage of the state's commodity exports are to Asia. However, we expect that the long-term effect will be to lower growth rates to more sustainable levels. The state attempted to quantify this effect by providing projections for a future slowdown in employment growth. The anticipated slowdown is not severe, and because it is anticipated, should not generate an undue financial shock. We believe the state will continue to outperform the nation.

Portfolio Notes

Washington state's robust economy and the nation's overall economic health created excellent buying opportunities in the Washington municipal bond market. The positive economic environment prompted us to add several new issues to the fund, which helped increase our yield to shareholders. Recent purchases included Washington Public Power System Supply, Bellingham Washington Housing Authority Revenue Cascade Meadows Project (MBIA insured), and Washington State Health Care Facility Authority Revenue-Swedish Health System (AMBAC insured). More than 52% of the fund's total net assets are rated AAA, compared with 44.8% a year ago. The fund's net assets grew 24% from $8.4 million on May 31, 1997, to $10.4 million on May 31, 1998.

The market's fundamentals look promising for municipal bonds. Such securities remain one of the few investment options available for tax-conscious investors. Going forward, we anticipate continued economic growth and diversification in Washington, rather mild inflation and relatively stable interest rates. Under such circumstances, we believe the fund is positioned to perform favorably during the next year.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

What is Proposition 601?

Proposition 601 is an initiative that seeks to contain Washington state government spending. Approved by voters, it came into effect in 1995. Under Proposition 601, the state's operating budget can increase at a rate no greater than the sum of population growth and inflation. If state revenues exceed this expenditure limit, the surplus will be deposited in an emergency reserve fund. The proposition also mandates a two-thirds majority vote in both the state Senate and House for the passage of any tax increase.

How might it affect the municipal bond market?

It is possible, under the constraints of Proposition 601, that Washington state might not generate enough revenue to service all of its municipal debt. However, the state remains well within its spending limits. Washington's current credit rating indicates Standard & Poor's favorable opinion of the state's fiscal situation under Proposition 601. Indeed the proposition's constraints on spending should limit Washington's debt issuances and keep its debt level low, strengthening its fiscal position.

PERFORMANCE SUMMARY

Franklin Washington Municipal Bond Fund's share price, as measured by net asset value, increased 39 cents, from $10.09 on May 31, 1997, to $10.48 on May 31, 1998. During the 12-month reporting period, the fund paid income distributions totaling 58.7 cents ($0.587) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.9 cents ($0.049) and the maximum offering price of $10.95 on May 31, 1998, your fund's distribution rate was 5.37%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket would need to earn 8.89% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 42 compares your fund's shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of Washington municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Washington Municipal Bond Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Washington Municipal Bond Fund
Periods ended 5/31/98

                                      Since
                                    Inception
                                     1-Year   5-Year   (5/3/93)
Cumulative Total Return1              9.87%   38.60%    38.46%
Average Annual Total Return2          5.18%    5.83%     5.72%

Distribution Rate3              5.37%
Taxable Equivalent
 Distribution Rate4             8.89%
30-Day Standardized Yield5      4.88%
Taxable Equivalent Yield4       8.08%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.9 cent per share monthly dividend and the maximum offering price of $10.95 on May 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998.
Note: Prior to July 1, 1994, shares were offered at a higher initial sales charge. Thus, actual total returns would be somewhat lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.21%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


MUNICIPAL BOND RATINGS


Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin Arkansas Municipal Bond Fund


                                                                               Class I
                                                           ------------------------------------------------
                                                                          Year Ended May 31,
                                                           ------------------------------------------------
                                                              1998      1997       1996      1995     1994+
                                                           ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $10.51    $10.21     $10.32    $10.06   $10.00
                                                           ------------------------------------------------
Income from investment operations:
 Net investment income ................................         .56       .58        .55       .51      .01
 Net realized and unrealized gains (losses) ...........         .50       .31       (.08)      .19      .05
                                                           ------------------------------------------------
Total from investment operations ......................        1.06       .89        .47       .70      .06
Less distributions from net investment income .........        (.58)     (.59)      (.58)     (.44)   --
                                                           ------------------------------------------------
Net asset value, end of year ..........................      $10.99    $10.51     $10.21    $10.32   $10.06
                                                           ================================================
Total return* .........................................       10.31%     8.90%      4.65%     7.27%     .60%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $30,377   $13,140     $8,166    $4,134   $2,213
Ratios to average net assets:
 Expenses .............................................         .10%      .10%       .10%      .10%     .03%**
 Expenses excluding waiver and payments by affiliate ..         .83%      .87%      1.04%     1.11%    1.20%**
 Net investment income ................................        5.30%     5.71%      5.69%     5.64%    2.00%**
Portfolio turnover rate ...............................       18.75%     6.61%     19.22%    77.63%     --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
+For the period May 10, 1994 (effective date) to May 31, 1994.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998





                                                                                                  PRINCIPAL
      Franklin Arkansas Municipal Bond Fund                                                        AMOUNT           VALUE
 Long Term Investments 98.4%
   Arkansas GO, Refunding, Waste Disposal and Pollution, Series B, 6.25%, 7/01/20 ......         $ 130,000        $ 137,836
   Arkansas State College Savings, Series B, 5.20%, 6/01/15 ............................           300,000          304,083
   Arkansas State Development Finance Authority,
   Drivers License Revenue, Police Headquarters, Wireless Data,
 FGIC Insured, 5.40%, 6/01/18 ..........................................................           950,000          976,553
   Arkansas State Development Finance Authority, HMR, Series B-1, 5.80%, 1/01/23 .......           500,000          516,485
   Arkansas State Development Finance Authority, SFMR, MBS Program,
   Series B, 6.10%, 1/01/29 ............................................................         1,000,000        1,051,680
   Series D, 6.85%, 1/01/27 ............................................................           110,000          120,305
   Arkansas State Development Finance Authority,
 Waste Water Systems Revenue, Revolving Loan Fund, Series A,
 5.85%, 12/01/19 .......................................................................         1,000,000        1,060,820
   Arkansas State Student Loan Authority Revenue, Refunding,
   Series B, 5.60%, 6/01/14 ............................................................           325,000          333,216
   Sub-Series B, 6.25%, 6/01/10 ........................................................           500,000          540,840
   Arkansas State Water Resources Development,
   Series A, 5.70%, 7/01/26 ............................................................           560,000          576,139
   Series B, 5.75%, 7/01/25 ............................................................           300,000          312,171
   Blytheville Solid Waste Recycling and Sewage
 Treatment Revenue, Nucor Corp. Project, 6.375%, 1/01/23 ...............................           100,000          107,623
   Camden Environmental Improvement Revenue,
 International Paper Co. Project, Series A, 7.625%, 11/01/18 ...........................           250,000          293,313
   Conway Public Facilities Board, Capital Improvement Revenue,
Hendrix College Project, 6.00%, 10/01/26 ...............................................           500,000          523,275
   Conway Sales & Use Tax Revenue, Capital Improvement,
 Series A, FSA Insured, 5.35%, 12/01/17 ................................................         2,055,000        2,119,794
   Fort Smith Water and Sewer Revenue, Refunding and
 Construction, MBIA Insured, 6.00%, 10/01/12 ...........................................           130,000          141,379
   Fouke School District No. 15, Refunding and
 Construction, MBIA Insured, Pre-Refunded, 6.60%, 4/01/19 ..............................           130,000          146,328
   Greenland School District No. 95, Washington County,
 Refunding and Construction, MBIA Insured, 6.50%, 5/01/13 ..............................           115,000          120,083
   Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 ...........................           125,000          137,398
   Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 .............................           200,000          198,322
   Gurdon PCR, Refunding, International Paper Co. Project,
 Series A, 5.375%, 3/01/20 .............................................................         2,160,000        2,177,582
   Jefferson County PCR, Refunding,
   Arkansas Power & Light Co., 6.30%, 6/01/18 ..........................................           400,000          431,516
   Entergy Arkansas, Inc. Project, 5.60%, 10/01/17 .....................................         2,150,000        2,181,498
   Jonesboro City Water and Light Plant, Public Utilities System Revenue,
   MBIA Insured, 5.40%, 11/15/13 .......................................................           100,000          105,218
   Refunding, AMBAC Insured, 5.25%, 12/01/13 ...........................................           200,000          205,076
   Jonesboro Residential Housing and Health Care Facilities Board,
 Hospital Revenue, Refunding, St. Bernard's Regional
 Medical Center, Series B, AMBAC Insured, 5.90%, 7/01/16 ...............................           450,000          480,263
   Little River County Revenue, Refunding, Georgia-Pacific Corp. Project,
 5.60%,10/01/26 ........................................................................         2,000,000        2,003,140
   Little Rock Capital Improvement, Refunding, 6.30%, 2/01/09 ..........................           140,000          144,773
   Little Rock Municipal Airport Revenue, Refunding, MBIA Insured,
 6.00%, 11/01/14 .......................................................................           130,000          136,973
   Little Rock School District GO, Refunding, 6.25%, 12/01/07 ..........................           120,000          121,190
   Little Rock School District, Refunding, FSA Insured, 5.60%, 1/01/20 .................           100,000          101,889
   Little Rock Waste Disposal Revenue, 5.80%, 5/01/16 ..................................           440,000          464,011
   North Little Rock Health Facilities Board, Health Care Revenue,
 Baptist Health Facility, Series A, MBIA Insured,
 5.50%, 12/01/21 .......................................................................           800,000          826,880
   Paragould Hospital Revenue, 6.375%, 10/01/17 ........................................           400,000          433,492
   Pope County PCR, Refunding, Arkansas Power and
 Light Co. Project, 6.30%, 11/01/20 ....................................................           500,000          522,975
   Puerto Rico Commonwealth GO,
   Custodial Receipts, AMBAC Insured, 5.40%, 7/01/25 ...................................           250,000          256,435
   Pre-Refunded, 6.50%, 7/01/23 ........................................................           250,000          284,908
   Puerto Rico Commonwealth GO, Public Improvement, 5.75%, 7/01/17 .....................           250,000          266,008
   Puerto Rico Commonwealth Highway Authority Revenue,
 Series Q, Pre-Refunded, 6.00%, 7/01/20 ................................................         $ 165,000        $ 171,912
   Puerto Rico Commonwealth Highway and Transportation
 Authority Revenue, Series Y, 5.50%, 7/01/26 ...........................................           350,000          358,967
   Puerto Rico Electric Power Authority Revenue,
   Series R, Pre-Refunded, 6.25%, 7/01/17 ..............................................           175,000          191,560
   Series T, 5.50%, 7/01/20 ............................................................           400,000          406,788
   Series X, 5.50%, 7/01/25 ............................................................           200,000          203,860
   Puerto Rico Industrial, Tourist, Educational, Medical and
 Environmental Control Facilities Financing Authority,
 Industrial Revenue, Teacher's Retirement System, Series B, 5.50%, 7/01/21 .............           250,000          258,190
   Puerto Rico SFMR, Bank and Financial Agency, Affordable
 Housing Mortgage, Portfolio I, 6.25%, 4/01/29 .........................................           175,000          186,330
   Pulaski County Health Facilities Board Revenue,
 b Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ..............................           500,000          483,300
   Refunding, Nazareth Sisters of Charity, St. Vincent's
 Infirmary, MBIA Insured, 6.05%, 11/01/09 ..............................................           125,000          142,138
   Pulaski County Public Facilities Board,
   MFR, Refunding, South Oaks Apartments, Series A, 6.50%, 10/20/29 ....................           600,000          642,300
   Refunding, Mortgage, College Projects, GNMA Secured, Series A, 5.55%, 6/20/27 .......         1,300,000        1,306,019
   Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 .......           700,000          746,970
   Saline County Retirement Housing and Healthcare
 Facilities Board Revenue, Refunding, AMBAC Insured,
 5.80%, 6/01/11 ........................................................................           195,000          211,208
   Sebastian County Community Junior College District,
 Refunding and Improvement, AMBAC Insured, 5.60%, 4/01/17 ..............................           600,000          634,998
   Texarkana Public Facilities Board, Waterworks
Facilities Revenue, Refunding, FGIC Insured, 5.40%, 9/01/15 ............................           200,000          207,496
   University of Arkansas Revenues,
   Athletic Facilities, Pine Bluff Campus, 5.30%, 12/01/17 .............................           340,000          344,094
   Various Facilities, Fayetteville Campus, 5.25%, 11/01/17 ............................           300,000          303,314
   University of Central Arkansas Revenue, Athletic Facilities,
Series C, AMBAC Insured, 6.125%, 4/01/26 ...............................................           375,000          406,350
   University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ..........           285,000          290,106
   University of Southern Arkansas, Student Fees, MBIA Insured, 6.00%, 10/01/13 ........           125,000          129,313
   Virgin Islands Public Finance Authority Revenue, Refunding,
 Senior Lien, Fund Loan Notes, Series A, 5.50%, 10/01/18 ...............................         1,400,000        1,426,263
                                                                                                              -------------
   Total Long Term Investments (Cost $ 28,764,222) .....................................                         29,912,946
                                                                                                              -------------
 a Short Term Investments 0.7%
   Arkansas State Development Finance Authority, Higher Education,
 Capital Asset, Series A, FGIC Insured, Weekly VRDN
 and Put, 3.90%, 12/01/15 (Cost $ 200,000)..............................................           200,000          200,000
                                                                                                              -------------
   Total Investments (Cost $ 28,964,222) 99.1% .........................................                         30,112,946
   Other Assets, less Liabilities 0.9% .................................................                            264,236
                                                                                                              -------------
   Net Assets 100.0% ...................................................................                        $30,377,182
                                                                                                              =============

See Glossary of Terms on page 67.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin California High Yield Municipal Fund


                                                                                Class I
                                                            ------------------------------------------------
                                                                           Year Ended May 31,
                                                            ------------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                            ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $10.10     $9.81      $9.93     $9.73     $9.97
                                                            ------------------------------------------------
Income from investment operations:
 Net investment income ................................         .62       .63        .64       .66       .53
 Net realized and unrealized gains (losses) ...........         .55       .29       (.10)      .18      (.20)
                                                            ------------------------------------------------
Total from investment operations ......................        1.17       .92        .54       .84       .33
                                                            ------------------------------------------------
Less distributions from:
 Net investment income ................................        (.62)     (.63)++    (.66)     (.64)     (.56)
 Net realized gains ...................................       --        --         --        --         (.01)
                                                            ------------------------------------------------
Total distributions ...................................        (.62)     (.63)      (.66)     (.64)     (.57)
                                                            ------------------------------------------------
Net asset value, end of year ..........................      $10.65    $10.10      $9.81     $9.93     $9.73
                                                            ================================================
Total return* .........................................       11.78%     9.64%      5.55%     9.08%     3.22%

Ratios/supplemental data
Net assets, end of year (000's) .......................    $412,211  $213,396   $118,313   $51,102   $31,938
Ratios to average net assets:
 Expenses .............................................         .35%      .34%       .35%      .20%      .07%
 Expenses excluding waiver and payments by affiliate ..         .69%      .75%       .81%      .88%      .87%
 Net investment income ................................        5.81%     6.24%      6.49%     6.89%     6.14%
Portfolio turnover rate ...............................       37.75%    33.79%     28.02%    57.06%    40.74%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++Includes distributions in excess of net investment income in the amount of $.001.

Franklin California High Yield Municipal Fund (cont.)


                                                                                         Class II
                                                                                  ------------------------
                                                                                     Year Ended May 31,
                                                                                  ------------------------
                                                                                   1998      1997     1996
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................       $10.12    $ 9.82    $9.82
                                                                                   ------------------------
Income from investment operations:
 Net investment income ....................................................          .56       .57      .05
 Net realized and unrealized gains ........................................          .56       .30       --
                                                                                   ------------------------
Total from investment operations ..........................................         1.12       .87      .05
Less distributions from net investment income .............................         (.56)     (.57)++  (.05)
                                                                                   ------------------------
Net asset value, end of year ..............................................       $10.68    $10.12    $9.82
                                                                                   ========================
Total return* .............................................................        11.30%     9.08%     .54%

Ratios/supplemental data
Net assets, end of year (000's) ...........................................      $40,363   $10,624     $212
Ratios to average net assets:
 Expenses .................................................................          .90%      .90%     .91%**
 Expenses excluding waiver and payments by affiliate ......................         1.24%     1.31%    1.81%**
 Net investment income ....................................................         5.23%     5.68%    5.73%**
Portfolio turnover rate ...................................................        37.75%    33.79%   28.02%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
+For the period May 1, 1996 (effective date) to May 31, 1996.
++Includes distribution in excess of net investment income in the amount of $.001.


FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998



                                                                                                  PRINCIPAL
 Franklin California High Yield Municipal Fund                                                     AMOUNT       VALUE
a  Long Term Investments 98.3%

   ABAG Finance Authority For Nonprofit Corporations, COP, 6.15%, 1/01/22 ..............       $ 1,490,000      $ 1,600,200
   Adelanto Water Authority Revenue, Series A, 7.50%, 9/01/28
   Parity Water Systems Acquisition Project ............................................         3,445,000        3,521,961
   Subordinated Lien, Water Systems Acquisition Project.................................         2,000,000        2,129,740
   Alameda CFD No.2, Special Tax, 6.125%, 9/01/16 ......................................         1,240,000        1,267,776
   Alameda Public Financing Authority, Local Agency Revenue,
Refunding, Special Tax, Community Facility No. 1-A,
   6.70%, 8/01/12 ......................................................................         3,400,000        3,621,340
   7.00%, 8/01/19 ......................................................................         4,015,000        4,360,973
   American Canyon Joint Powers Financing Authority, Lease Revenue,
Civic/Recreation Facilities, 6.40%, 6/01/22 ............................................         1,000,000        1,058,880
   Antioch 1915 Act, AD No. 27, Series D, 7.30%, 9/02/13 ...............................           460,000          474,435
   Avenal Public Financing Authority Revenue, Refunding,
   7.00%, 9/02/10 ......................................................................         1,745,000        1,762,450
   7.25%, 9/02/27 ......................................................................         3,665,000        3,732,363
   Beaumont Financing Authority, Local Agency Revenue,
 Refunding, Sewer Enterprise Project, Series A,
 6.75%, 9/01/25 ........................................................................         5,000,000        5,165,800
   Belmont RDA, Tax Allocation, Los Costanos Community
Development, Series A, 6.80%, 8/01/24 ..................................................         1,510,000        1,680,706
   Benicia 1915 Act, Refunding, Fleetside Industrial Park
 Assessment, 7.00%, 9/02/14 ............................................................           455,000          469,346
   Blythe RDA, Project No.1, Tax Allocation, Refunding, 5.80%, 5/01/28 .................         1,000,000        1,030,300
   Brea Olinda USD, CFD No. 95-1, Special Tax,
   5.625%, 9/01/18 .....................................................................         1,100,000        1,083,566
   5.75%, 9/01/28 ......................................................................         1,300,000        1,272,505
   Brentwood 1915 Act, Capital Improvement Finance Program,
 No. 94-1, Infrastructure Financing,
   5.875%, 9/02/17 .....................................................................           775,000          773,590
   6.00%, 9/02/27 ......................................................................         1,000,000        1,001,260
   Calexico Special Financing Authority, Sales Tax Revenue, 7.40%,
   1/01/99 .............................................................................            10,000           10,090
   1/01/00 .............................................................................           125,000          127,664
   1/01/01 .............................................................................           165,000          169,795
   1/01/02 .............................................................................           175,000          181,293
   1/01/03 .............................................................................           220,000          228,947
   1/01/04 .............................................................................           235,000          245,190
   1/01/05 .............................................................................           285,000          297,603
   1/01/06 .............................................................................           340,000          354,753
   1/01/18 .............................................................................         7,680,000        7,967,078
   California Educational Facilities Authority Revenue,
    Pooled College and University Projects, Series B, 6.30%, 4/01/21 ...................         1,000,000        1,072,120
    Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 .......................         4,000,000        4,226,720
   California Educational Facilities Authority Revenue,
 Refunding, Los Angeles College of Chiropractic,
 5.60%, 11/01/17 .......................................................................         1,500,000        1,517,565
   California Health Facilities Financing Authority Revenue,
   Cedarknoll, Series B, CHFCLP Insured, Pre-Refunded, 7.50%, 8/01/20 ..................         1,800,000        1,941,390
   Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 .........................         3,750,000        3,760,538
   Refunding, Marshall Hospital, Series A, 5.25%, 11/01/18 .............................         3,215,000        3,206,834
   Refunding, Sacramento Medical, Series A, 5.25%, 5/01/21 .............................         2,320,000        2,298,517
   Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ........................           990,000        1,073,279
   California HFA Revenue, Home Mortgage,
   MFHR, Series B, AMBAC Insured, 6.15%, 8/01/22 .......................................         5,000,000        5,314,000
   Series B, 7.125%, 2/01/26 ...........................................................           875,000          939,103
   California HFA Revenue, Home Mortgage, (cont.)
   Series F-1, 7.00%, 8/01/26 ..........................................................       $ 1,795,000      $ 1,932,820
   Series H, 6.25%, 8/01/27 ............................................................         2,485,000        2,670,431
   Series R, MBIA Insured, 6.15%, 8/01/27 ..............................................         3,285,000        3,500,562
   California PCFA Revenue, Series B,
    Pacific Gas & Electric Co., 5.85%, 12/01/23 ........................................         5,000,000        5,171,350
    Southern California Edison Co., 6.40%, 12/01/24 ....................................         2,000,000        2,146,000
   California PCFA, Solid Waste Disposal Revenue,
 Browning-Ferris Industries, Inc., 6.75%, 9/01/19 ......................................         1,000,000        1,127,850
   California Special District Association Finance Corp.,
 COP, Series V, 7.50%, 5/01/13 .........................................................            55,000           58,967
   California State GO,
   FGIC Insured, 6.00%, 8/01/19 ........................................................            30,000           32,279
   FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 ..........................................         1,470,000        1,639,241
   Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ...............................         1,250,000        1,277,875
   Veterans Bonds, Series BH, 5.50%, 12/01/18 ..........................................         5,000,000        5,087,750
   California State HFA, Mortgage Revenue, Series L,
 MBIA Insured, 6.40%, 8/01/27 ..........................................................         3,000,000        3,241,710
   California Statewide CDA Revenue, COP,
   Auxiliary Organization, California State University Foundation,
 MBIA Insured, 5.20%, 6/01/24 ..........................................................         5,925,000        5,956,462
   CHFCLP Insured, 7.25%, 12/01/22 .....................................................         1,800,000        2,077,668
   California Statewide CDA, Special Facilities Revenue,
 United Air Lines, Inc., Los Angeles, 5.625%, 10/01/34 .................................        26,955,000       27,233,715
   Capistrano USD, CFD, Special Tax No. 92-1, 7.00%, 9/01/18 ...........................         1,000,000        1,060,340
   Duarte RDA, Tax Allocation,
   Rancho Duarte Phase I Project Area, 6.80%, 9/01/16 ..................................           825,000          876,224
   Refunding, Davis Addition Project Area, 6.70%, 9/01/14 ..............................         2,615,000        2,778,202
   Refunding, Davis Addition Project Area, 6.90%, 9/01/18 ..............................         4,120,000        4,364,522
   El Cajon RDA, Tax Allocation, El Cajon Redevelopment
 Project, Refunding, AMBAC Insured, 5.35%, 10/01/22 ....................................         1,000,000        1,006,680
   Escondido GO, 1915 Act, Refunding, AD No. 86-1, Series R, 5.625%, 9/02/18 ...........         1,150,000        1,135,522
   Fontana RDA, Tax Allocation, Refunding, Jurupa Hills
 Redevelopment Project, Series A, 5.50%, 10/01/19 ......................................         5,000,000        5,113,850
   Fontana Special Tax, CFD No. 7, 6.125%, 9/01/28 .....................................         1,280,000        1,258,227
   Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue, Senior Lien, Series A,
   6.50%, 1/01/32 ......................................................................         5,500,000        6,014,085
   6.00%, 1/01/34 ......................................................................         8,235,000        8,732,559
   Garden Grove Housing Authority, MFHR,
Set-Aside Tax Increment, Series C, 6.70%, 7/01/24 ......................................         6,375,000        6,742,965
   Gateway Improvement Authority Revenue,
 Marin City CFD, Series A, 7.75%, 9/01/25 ..............................................         2,500,000        2,792,500
   Granada Sanitation District, 1915 Act, Sewage Treatment Facilities,
 Financing District, Series A,
   7.125%, 9/02/16 .....................................................................           965,000          995,176
   7.25%, 9/02/22 ......................................................................           975,000        1,005,479
   Hawaiian Gardens RDA Project No. 1, Tax Allocation,
 Refunding, 6.35%, 12/01/33 ............................................................         4,000,000        4,220,640
   Hesperia Public Financing Authority, Improvement Revenue,
 Series B, 7.375%, 10/01/23 ............................................................         1,930,000        2,028,449
   Huntington Beach Public Financing Authority Revenue,
Huntington Beach Redevelopment Projects, Refunding,
 7.00%, 8/01/24 ........................................................................         1,000,000        1,044,490
   Irvine 1915 Act, AD No. 94-15, 6.70%, 9/02/20 .......................................         2,500,000        2,564,700
   Irvine Meadows Mobile Home Park Revenue, Series A, 5.70%,
   3/01/18 .............................................................................         2,300,000        2,294,089
   3/01/28 .............................................................................         5,000,000        4,950,000
   Irvine Ranch Water District, Joint Powers Agency,
 Local Pool Revenue, Issue II, 8.25%, 8/15/23 ..........................................         2,000,000        2,016,340
   Irwindale Public Finance Authority, Special Tax,
 Refunding, CFD No. 1, 6.00%, 11/01/20 .................................................         4,450,000        4,465,130
   John C. Fremont Hospital District Revenue,
 California Health Facilities, Insured, 6.75%, 6/01/13 .................................         1,500,000        1,661,775
   Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 .......................         1,265,000        1,340,571
   Lake Elsinore School Financing Authority Revenue,
 Refunding, 6.125%, 9/01/19 ............................................................       $ 1,000,000      $ 1,048,350
   Lancaster RDA, Tax Allocation, Refunding, Sub-Residential
 Redevelopment Project, Subordinated Lien,
 6.65%, 9/01/27 ........................................................................         2,500,000        2,583,275
   Lemon Grove School District COP, Vista La Mesa Elementary
 School Construction, 6.40%, 9/01/26 ...................................................         2,000,000        2,088,460
   Long Beach IDR, Refunding, California State University
 Foundation, Series A, 5.25%
   2/01/13 .............................................................................         1,000,000          988,850
   2/01/23 .............................................................................         1,000,000          965,080
   Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ...................................           140,000          141,711
   Los Angeles Harbor Development Revenue, Series B,
   6.00%, 8/01/14 ......................................................................         3,500,000        3,772,370
   5.375%, 11/01/23 ....................................................................         2,465,000        2,487,358
   Los Angeles MFR, Refunding, Series J-2, 8.50%, 1/01/24 ..............................         1,150,000        1,189,560
   Los Angeles USD, COP, Multiple Properties Project,
 Refunding, FSA Insured, 5.625% 11/01/13 ...............................................         2,500,000        2,505,175
   Lynwood Public Financing Authority Revenue,
Water System Improvement Project, 6.50%, 6/01/21 .......................................         1,175,000        1,261,797
   Millbrae Elementary School District, COP,
Financing Project, Pre-Refunded, 6.90%, 3/01/22 ........................................         1,480,000        1,647,788
   Modesto Public Financing Authority, Lease Revenue,
 John Thurman Field Renovation Project, 6.125%, 11/01/16 ...............................         1,750,000        1,852,778
   Monrovia USD, COP, Financing Project, MBIA Insured, 5.30%, 4/01/26 ..................         1,100,000        1,109,834
   National City Community Development Commission,
MFHR, Park Villas Apartments, Series A, GNMA Secured,
 5.85%, 7/20/19 ........................................................................         1,545,000        1,612,995
   Newman RDA, Tax Allocation, Redevelopment
 and Housing Project No.1, 5.375%, 8/01/27 .............................................         1,285,000        1,247,170
   Newport Mesa USD, Special Tax, CFD No. 90-1, 6.75%, 9/01/21 .........................         2,000,000        2,065,200
   Northern Mariana Islands Commonwealth Ports Authority, Series A, 3/15/28,
   Airport Revenue, Senior Lien, 6.25%..................................................         5,050,000        5,019,650
   Seaport Revenue, 6.40%...............................................................         2,000,000        1,955,020
   Oakland Revenue, Refunding, YMCA of the East Bay Project, 7.10%, 6/01/10 ............         2,815,000        3,093,488
   Orange County CFD, No. 86-2, Special Tax, Refunding,
Rancho Santa Margarita, Series A, 5.55%, 8/15/17 .......................................         1,000,000        1,004,880
   Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ...........................         1,545,000        1,594,734
   Oroville Hospital Revenue, Oroville Hospital,
 Series A, CHFCLP Insured, 5.40%, 12/10/17 .............................................         1,140,000        1,155,196
   Palmdale Special Tax, CFD No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/17 ..        10,000,000        9,000,000
   Paramount RDA, Tax Allocation, Refunding,
Redevelopment Project Area 1, MBIA Insured, 0.00%, 8/01/26 .............................        14,050,000        3,229,252
   Perris Public Financing Authority, Local Agency Revenue, Series B, 7.25%, 8/15/23 ...           500,000          527,730
   Richmond Revenue, Refunding, YMCA of the East Bay Project, 7.25%, 6/01/17 ...........         3,100,000        3,363,283
   Riverside County CFD, Refunding, Special Tax,
 Senior Lien, No. 87-5, Series A, 7.00%, 9/01/13 .......................................         7,335,000        7,793,438
   Riverside County Public Financing Authority,
Tax Allocation Revenue, Redevelopment Projects, Series A,
 5.50%, 10/01/22 .......................................................................         2,710,000        2,756,775
   Sacramento County 1915 Act, Refunding, Sunrise/U.S.
 Corridor Assessment, 7.00%, 9/02/09 ...................................................            85,000           87,695
   Sacramento County Special Tax, Refunding, CFD No.1,
   5.60%, 12/01/12 .....................................................................         1,515,000        1,509,046
   5.70%, 12/01/20 .....................................................................         2,410,000        2,376,935
   6.30%, 9/01/21 ......................................................................         1,575,000        1,641,843
   Salinas COP, Capital Improvement Projects, Series A, 5.70%, 10/01/28 ................         2,665,000        2,743,244
   Salinas Valley Solid Waste Authority Revenue,
   5.75%, 8/01/18 ......................................................................           500,000          507,715
   5.80%, 8/01/27 ......................................................................         1,100,000        1,116,379
   San Bernardino Associated Communities Financing Authority,
 Health Care, COP, Refunding and Improvement,
 Granada Hills, Series A, 6.90%, 5/01/27 ...............................................        10,000,000       11,023,900

   San Bernardino County MFHR, Series A, 6.50%,
    Meadowland Apartments Project, 3/01/10 .............................................       $ 7,250,000      $ 7,232,600
    Park Heights Apartments, 8/01/05 ...................................................         2,520,000        2,513,952
   San Bernardino Joint Powers Financing Authority, Lease Revenue,
 Department of Transportation Lease, Series A,
 5.50%, 12/01/20 .......................................................................         4,000,000        4,095,000
   San Diego County Educational Facilities Authority No. 1,
Lease Revenue, 6.50%, 8/15/15 ..........................................................           850,000          916,445
   San Diego Special Tax, CFD No. 1, Series B, 7.10%, 9/01/20 ..........................         3,500,000        3,779,405
   San Francisco City and County Airports Commission,
International Airport Revenue, Second Series,
   Issue 8A, FGIC Insured, 6.25%, 5/01/20 ..............................................         1,570,000        1,694,375
   Issue 16A, FSA Insured, 5.125%, 5/01/23 .............................................         4,000,000        3,936,200
   San Francisco City and County Redevelopment Financing Authority,
Tax Allocation Revenue, Redevelopment Projects,
   Refunding, Series C, 5.30%, 8/01/25 .................................................         1,635,000        1,636,324
   Series A, 5.50%, 8/01/22 ............................................................         1,180,000        1,187,717
   San Francisco City and County Revenue,
Irwin Memorial Blood Centers, Series A, 6.80%, 12/01/21 ................................           800,000          865,000
   San Joaquin Area Flood Control Agency, 1915 Act,
 Flood Protection & Restoration Assessment, FSA Insured,
 6.00%, 9/02/14 ........................................................................           970,000        1,002,117
   San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
   Junior Lien, ETM, 0.00%, 1/01/28 ....................................................        19,150,000        4,134,868
   Refunding, Series A, 5.50%, 1/15/28 .................................................        20,710,000       20,857,662
   Senior Lien, Pre-Refunded, 7.00%, 1/01/30 ...........................................           675,000          767,124
   Senior Lien, Pre-Refunded, 6.75%, 1/01/32 ...........................................         3,450,000        3,885,218
   San Jose Financing Authority Revenue, Convention Center Project,
Series C, 6.40%, 9/01/17 ...............................................................         5,000,000        5,333,850
   San Jose RDA, Tax Allocation, Merged Area Redevelopment Project,
 5.25%, 8/01/29 ........................................................................         4,750,000        4,727,960
   San Luis Obispo COP, Vista Hospital System, Inc., 8.375%, 7/01/29 ...................         6,660,000        7,196,863
   San Marcos RDA, Tax Allocation, Affordable Housing Project,
Series A, 5.65%, 10/01/28 ..............................................................         3,000,000        3,019,680
   San Mateo RDA, Tax Allocation, Merged Area, Series A,
   5.50%, 8/01/17 ......................................................................         1,330,000        1,365,631
   5.50%, 8/01/22 ......................................................................         4,820,000        4,904,109
   San Ramon Public Financing Authority, Refunding,
 Tax Allocation, 6.90%, 2/01/24 ........................................................         1,500,000        1,632,270
   Sand City RDA, Tax Allocation Revenue
 Sand City Redevelopment Project, 6.00% 11/01/26 .......................................         3,900,000        4,094,103
   Santa Rosa 1915 Act, Fountain/Grove Parkway Extension Assessment,
7.625%, 9/02/19 ........................................................................         1,500,000        1,547,580
   Southern California Public Power Authority,
Southern Transmission Project Revenue, Sub-Crossover Refunding,
 6.125%, 7/01/18 .......................................................................         1,140,000        1,214,510
 b Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A,
   5.45%, 9/01/08 ......................................................................         1,775,000        1,762,469
   5.80%, 9/01/14 ......................................................................         4,000,000        3,982,920
   6.00%, 9/01/18 ......................................................................         1,000,000        1,000,640
   6.00%, 9/01/24 ......................................................................         1,100,000        1,098,427
   Stockton Health Facilities Revenue, Refunding,
 Dameron Hospital Association, Series A, 5.70%, 12/01/14 ...............................         2,300,000        2,376,429
   Suisun City Public Financing Authority,
Tax Allocation Revenue, Redevelopment Project, 5.20%,
   Escrow Term, Series A, 10/01/28 .....................................................         3,500,000        3,447,710
   Series A, 10/01/23 ..................................................................           275,000          272,302
   Taft Public Financing Authority, Lease Revenue,
 Community Correctional Facility Project, Series A, 6.05%, 1/01/17 .....................         3,235,000        3,469,538
   Tracy COP, I-205 Corridor Improvement Project,
 Pre-Refunded, 7.00%, 10/01/27 .........................................................         1,200,000        1,332,071
   Union City CFD No. 1997-1, Special Tax,
   5.70%, 9/01/18 ......................................................................         1,000,000        1,005,440
   5.80%, 9/01/28 ......................................................................         2,180,000        2,187,761

   University Revenues, Refunding, Multiple Purpose Projects,
Series E, MBIA Insured, 5.125%, 9/01/20 ................................................       $ 1,000,000        $ 997,940
   Upland COP, Refunding, Mortgage Insured, 5.50%, 6/01/21 .............................         2,000,000        2,041,600
   Vallejo COP, Refunding, Marine World Foundation Project,
7.40%, 2/01/28 .........................................................................         9,345,000       10,289,498
   Victor Valley Union High School District COP,
Instructional Academy Project, MBIA Insured, 5.80%, 11/15/21 ...........................         1,000,000        1,065,470
   Virgin Islands Public Financing Authority Revenue,
 Refunding, Subordinated Lien Fund Loan Notes, Series E,
   5.75%, 10/01/13 .....................................................................         1,595,000        1,621,636
   5.875%, 10/01/18 ....................................................................         1,665,000        1,700,747
 b 6.00%, 10/01/22 .....................................................................         2,650,000        2,721,814
   Vista Mobile Home Park Revenue, Estrella De Oro Mobile Home,
 Series A, 5.875%, 2/01/28 .............................................................         1,685,000        1,661,090
   West Sacramento Financing Authority, Lease Revenue,
 City Administration Facilities Project, MBIA Insured,
 5.30%, 9/01/30 ........................................................................         1,020,000        1,031,974
   Western Placer Waste Management Authority Revenue, 6.75%, 7/01/14 ...................         7,400,000        8,018,343
   Westminster COP, Public Improvements Project, 6.00%, 6/01/22 ........................         2,060,000        2,163,905
   Winton Water and Sanitation District, COP, Refunding,
 Wastewater System Improvement Project, MBIA Insured,
 5.25%, 3/01/28 ........................................................................         1,500,000        1,513,364
                                                                                                            ---------------
   Total Long Term Investments (Cost $425,187,966) .....................................                        444,928,470
                                                                                                            ---------------
 a Short Term Investments 1.3%
   California Health Facilities Financing Authority Revenue,
 Sutter Health, Series A, Daily VRDN and Put,
 3.70%, 3/01/20 ........................................................................           900,000          900,000
   Irvine 1915 Act, AD, 3.70%,
   No. 95-12, Series A, Daily VRDN and Put, 9/02/21 ....................................         2,800,000        2,800,000
   No. 97-16, Northwest Irvine Project, Daily VRDN and Put, 9/02/22 ....................           200,000          200,000
   Irvine Ranch Water District, DATES, Consolidated Bonds,
 Series C, Daily VRDN and Put, 3.70%, 10/01/10 .........................................           200,000          200,000
   Newport Beach Hospital Revenue, Hoag Memorial Presbyterian Hospital,
Daily VRDN and Put, 3.90%, 10/01/22 ....................................................         1,700,000        1,700,000
                                                                                                            ---------------
   Total Short Term Investments (Cost $5,800,000) ......................................                          5,800,000
                                                                                                            ---------------
   Total Investments (Cost $430,987,966) 99.6% .........................................                        450,728,470
   Other Assets, less Liabilities .4% ..................................................                          1,845,219
                                                                                                            ---------------
   Net Assets 100.0% ...................................................................                       $452,573,689
                                                                                                            ===============

See Glossary of Terms on page 67.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin Hawaii Municipal Bond Fund
                                                                                Class I
                                                             -----------------------------------------------
                                                                           Year Ended May 31,
                                                             -----------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                             -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $10.79    $10.54     $10.67    $10.36    $10.80
                                                             -----------------------------------------------
Income from investment operations:
 Net investment income ................................         .58       .60        .60       .60       .62
 Net realized and unrealized gains (losses) ...........         .38       .25       (.13)      .31      (.46)
                                                             -----------------------------------------------
Total from investment operations ......................         .96       .85        .47       .91       .16
Less distributions from net investment income .........        (.59)     (.60)      (.60)     (.60)     (.60)
                                                             -----------------------------------------------
Net asset value, end of year ..........................      $11.16    $10.79     $10.54    $10.67    $10.36
                                                             ===============================================
Total return* .........................................        9.10%     8.23%      4.49%     9.26%     1.35%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $45,138   $40,003    $38,805   $36,827   $26,904
Ratios to average net assets:
 Expenses .............................................         .40%      .39%       .35%      .20%      .05%
 Expenses excluding waiver and payments by affiliate ..         .81%      .83%       .84%      .87%      .92%
 Net investment income ................................        5.32%     5.59%      5.63%     6.02%     5.76%
Portfolio turnover rate ...............................       23.18%    13.40%     16.01%    22.88%    31.35%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998

                                                                                                  PRINCIPAL
 Franklin Hawaii Municipal Bond Fund                                                               AMOUNT           VALUE
Long Term Investments 98.3%
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 .....................................................................         $ 200,000        $ 219,836
   6.70%, 10/01/23 .....................................................................         1,000,000        1,091,970
Guam Government, Limited Obligation Highway, Refunding,
Series A, FSA Insured, 6.30%, 5/01/12 ..................................................           280,000          303,106
Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ................................           300,000          318,501
Hawaii State Airport System Revenue,
   Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 .........................           300,000          317,649
   Second Series 1990, FGIC Insured, 7.50%, 7/01/20 ....................................            60,000           64,660
   Second Series 1991, 7.00%, 7/01/18 ..................................................         1,520,000        1,641,722
   Second Series 1991, MBIA Insured, 6.75%, 7/01/21 ....................................           200,000          215,976
   Second Series 1992, MBIA Insured, 6.90%, 7/01/12 ....................................           400,000          471,672
Hawaii State Department of Budget and Finance, Special Purpose Revenue,
   Hawaii Electric Light Co. Project, Mortgage, 7.20%, 12/01/14 ........................           100,000          106,086
   Hawaiian Electric Co., Mortgage, Series A, MBIA Insured, 6.60%, 1/01/25 .............         1,950,000        2,156,661
   Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 .............           500,000          524,965
   Hawaiian Electric Co. and Subsidiaries, Mortgage, MBIA Insured, 6.55%, 12/01/22 .....         3,425,000        3,730,236
   Kapiolani Health Obligation, 6.25%, 7/01/21 .........................................         1,100,000        1,193,665
   Pali Momi Medical Center Project, Pre-Refunded, 7.65%, 7/01/19 ......................           105,000          118,012
   Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.20%, 7/01/22 ...........           500,000          548,505
   Refunding, Kaiser Permanente, Series A, 6.25%, 3/01/21 ..............................           100,000          105,301
   Refunding, Kapiolani Health Care System, 6.40%, 7/01/13 .............................           600,000          648,534
   Refunding, Kapiolani Health Care System, 6.00%, 7/01/19 .............................           125,000          132,368
   Refunding, Queens Health System, Series A, 6.05%, 7/01/16 ...........................         1,000,000        1,078,990
   Refunding, Queens Health System, Series A, 6.00%, 7/01/20 ...........................           120,000          128,422
   Refunding, Queens Health System, Series A, 5.75%, 7/01/26 ...........................         1,500,000        1,555,665
   Refunding, Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.50%, 7/01/12            725,000          726,617
   St. Francis Medical Centers, FSA Insured, 6.50%, 7/01/22 ............................         1,100,000        1,191,278
   Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ...................................           600,000          595,650
   Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ...................................         2,040,000        2,020,090
   Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ...................................         2,410,000        2,414,290
Hawaii State Department of Transportation, Special Facilities Revenue,
 Refunding, Matson Terminals, Inc.,
 5.75%, 3/01/13 ........................................................................            75,000           78,224
Hawaii State GO,
   Series BW, 6.375%, 3/01/11 ..........................................................           100,000          114,876
   Series CA, 6.00%, 1/01/09 ...........................................................           100,000          111,440
   Series CP, FGIC Insured, 5.00%, 10/01/16 ............................................           900,000          889,299
Hawaii State Harbor, Capital Improvement Revenue,
   Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 ................................         1,000,000        1,080,130
   Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 ...............................           500,000          540,565
   Series 1990, MBIA Insured, 7.25%, 7/01/10 ...........................................            70,000           75,472
   Series 1990, MBIA Insured, 7.00%, 7/01/17 ...........................................            80,000           85,346
   Series 1992, FGIC Insured, 6.50%, 7/01/19 ...........................................           200,000          215,280
Hawaii State Housing Finance and Development Corp. Revenue,
 Affordable Rental Housing Program, Series A,
   6.00%, 7/01/15 ......................................................................         1,000,000        1,051,340
   6.05%, 7/01/22 ......................................................................           750,000          788,423
   6.10%, 7/01/30 ......................................................................           250,000          262,780

Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue, Series A,
   7.10%, 7/01/24 ......................................................................         $ 465,000        $ 499,861
   6.00%, 7/01/26 ......................................................................           290,000          299,147
Honolulu City and County Go,
   Refunding, Series 1992, 6.00%, 12/01/14 .............................................           150,000          167,975
   Series A, Pre-Refunded, 6.70%, 8/01/07 ..............................................            75,000           81,730
   Series A, Pre-Refunded, 6.70%, 8/01/11 ..............................................           100,000          108,973
   Series B, Pre-Refunded, 6.125%, 6/01/15 .............................................         1,000,000        1,108,870
   Series B, 5.00%, 11/01/17 ...........................................................           600,000          591,180
Honolulu City and County Water Supply Board, Water System Revenue, 5.80%, 7/01/21 ......         1,785,000        1,879,891
Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ........         1,205,000        1,301,496
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ....................           220,000          246,321
Maui County Board, Water Supply Revenue, Series A,
 FGIC Insured, Pre-Refunded, 6.70%, 12/01/11 ...........................................           100,000          109,766
Maui County GO,
   Refunding, Series 1992, 6.05%, 9/01/07 ..............................................            50,000           52,151
   Refunding, Series 1992, 6.10%, 9/01/08 ..............................................           300,000          314,007
   Refunding, Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/11 .....................           385,000          405,293
   Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/13 ................................           150,000          157,907
Northern Mariana Islands Commonwealth Ports Authority,
Seaport Revenue, Series A, 6.40%, 3/15/28 ..............................................         1,000,000          977,510
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
 Series A Pre-Refunded, 7.00%, 7/01/19 .................................................           145,000          148,271
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series T, Pre-Refunded, 6.625%, 7/01/18 .............................................           315,000          349,832
   Series Y, 5.50%, 7/01/26 ............................................................           800,000          820,495
Puerto Rico Electric Power Authority Revenue,
   Series O, 7.125%, 7/01/14 ...........................................................            60,000           62,890
   Series O, Pre-Refunded, 7.125%, 7/01/14 .............................................            55,000           57,781
   Series T, Pre-Refunded, 6.375%, 7/01/24 .............................................         1,000,000        1,136,880
Puerto Rico Industrial, Medical and Environmental
 Facilities Revenue PCFA, PepsiCo, Inc. Project, 6.25%, 11/15/13 .......................           350,000          384,698
Puerto Rico PBA, Guaranteed, Public Education and
 Health Facilities, Refunding, Series M, 5.75%, 7/01/15 ................................           900,000          938,141
Puerto Rico Telephone Authority Revenue,
Refunding, Series L, 6.125%, 1/01/22 ...................................................         1,230,000        1,307,477
Virgin Islands Public Finance Authority Revenue,
Refunding, Senior Lien, Fund Loan Notes, Series A, 5.625%, 10/01/25 ....................         1,900,000        1,941,381
                                                                                                             --------------
Total Long Term Investments (Cost $41,918,493) 98.3% ...................................                         44,363,526
Other Assets, less Liabilities 1.7% ....................................................                            774,615
                                                                                                             --------------
Net Assets 100.0% ......................................................................                        $45,138,141
                                                                                                             ==============

See Glossary of Terms on page 67.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights



Franklin Tennessee Municipal Bond Fund
                                                                               Class I
                                                            -----------------------------------------------
                                                                           Year Ended May 31,
                                                            -----------------------------------------------
                                                              1998      1997       1996      1995     1994+
                                                            -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................      $10.71    $10.40     $10.53    $10.11   $10.00
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income ................................         .57       .58        .56       .52      .01
 Net realized and unrealized gains (losses) ...........         .56       .33       (.09)      .35      .10
                                                            -----------------------------------------------
Total from investment operations ......................        1.13       .91        .47       .87      .11
Less distributions from net investment income .........        (.57)     (.60)      (.60)     (.45)   --
                                                            -----------------------------------------------
Net asset value, end of year ..........................      $11.27    $10.71     $10.40    $10.53   $10.11
                                                            ===============================================
Total return* .........................................       10.75%     8.95%      4.50%     8.97%    1.10%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $44,526   $26,708    $13,956    $5,986   $2,224
Ratios to average net assets:
 Expenses .............................................         .40%      .40%       .33%      .10%     .03%**
 Expenses excluding waiver and payments by affiliate ..         .81%      .84%       .91%      .92%    1.05%**
Net investment income .................................        5.12%     5.51%      5.67%     6.02%    1.89%**
Portfolio turnover rate ...............................       37.67%    27.60%     27.23%    24.71%   22.64%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
+For the period May 10, 1994 (effective date) to May 31, 1994.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998





                                                                                                 PRINCIPAL
 Franklin Tennessee Municipal Bond Fund                                                            AMOUNT          VALUE
 a Long Term Investments 98.6%
   Carroll County IDBR, Refunding, Henry I. Siegel Co., Inc. Project, 7.20%, 4/01/05 ...         $ 500,000        $ 522,930
 b Chattanooga Health, Educational and Housing Facilities
 Board Revenue, Catholic Health Initiatives, Series A,
 5.00%, 12/01/18 .......................................................................         1,000,000          977,430
   Cleveland Water and Sewer, FGIC Insured, 5.375%, 9/01/28 ............................         1,000,000        1,011,890
   Collierville Water and Sewer Systems, MBIA Insured, 5.625%, 11/01/21 ................           500,000          517,745
   Dickson Electric System Revenue, MBIA Insured, 5.50%, 9/01/16 .......................         1,220,000        1,269,569
   Eastside Utility District, Hamilton County Waterworks Revenue,
 Refunding, MBIA Insured, 5.25%, 11/01/17 ..............................................           800,000          808,176
   Franklin IDB, MFHR, Refunding, Landings Apartment Project,
 Series A, FSA Insured, 6.00%, 10/01/26 ................................................         1,000,000        1,053,410
   Hamilton County IDB, MFHR, Patten Towers Apartments, Series B, 7.125%, 2/01/09 ......           500,000          521,255
   Hardeman County, FGIC Insured, 5.625%, 4/01/24 ......................................           880,000          917,259
   Hollow Rock-Bruceton Special School District, FSA Insured, 5.75%, 4/01/24 ...........           500,000          526,810
   Humphreys County IDB, Solid Waste Disposal Revenue,
Du Pont (E.I.) De Nemours & Co. Project, 6.70%, 5/01/24 ................................           800,000          885,536
   Jackson GO, Refunding & Improvement, MBIA Insured, 5.125%, 3/01/16 ..................         1,000,000        1,007,270
   Johnson City Health and Educational Facilities Board,
Mortgage Revenue, Pine Oaks Assisted Project, Series A,
 GNMA Secured, 5.90%, 6/20/37 ..........................................................         1,400,000        1,450,428
   Johnson City Public Improvement, FSA Insured, 5.90%, 6/01/12 ........................           500,000          532,920
   Johnson City Public Improvement, GO, Series B,
 AMBAC Insured, Pre-Refunded, 6.70%, 5/01/20 ...........................................           100,000          115,945
   Johnson City Solid Waste, AMBAC Insured, 5.80%, 5/01/09 .............................           100,000          108,377
   Knox-Chapman Utility District, Knox County Water and Sewer Revenue,
   FSA Insured, 5.40%, 1/01/23 .........................................................           660,000          672,210
   Refunding, MBIA Insured, 6.10%, 1/01/19 .............................................           100,000          108,338
   Knox County First Utility District, Water and Sewer Revenue,
 Refunding & Improvement, Series A, MBIA Insured,
 5.625%, 12/01/19 ......................................................................         1,000,000        1,049,170
   Knox County Health, Educational and Housing Facilities Board,
Hospital Revenue, Refunding,
   Ft. Sanders Alliance, MBIA Insured, 5.75%, 1/01/14 ..................................         1,250,000        1,357,638
   Mercy Health Systems, Series B, AMBAC Insured, 5.875%, 9/01/15 ......................           345,000          365,276
   Knox County IDB, MFMR, Refunding, Waterford Apartments,
 Series A, 5.95%, 3/01/28 ..............................................................           250,000          263,225
   Loudon County IDB, Solid Waste Disposal Revenue,
Kimberly-Clark Corp. Project, 6.20%, 2/01/23 ...........................................         1,305,000        1,381,329
   Macon County GO, FGIC Insured, 5.90%, 9/01/13 .......................................           150,000          159,017
   Maury County IDB, PCR, Multi-Modal, Refunding,
Saturn Corp. Project, 6.50%, 9/01/24 ...................................................           620,000          683,680
   McKenzie High School District, FSA Insured, 5.75%, 4/01/22 ..........................           500,000          525,625
   Memphis GO, 5.75%, 8/01/15 ..........................................................           500,000          522,175
   Memphis Health, Educational and Housing Facilities Board,
Mortgage Revenue, Refunding,
   Edgewater Territory, FHA/GNMA Secured, 7.375%, 1/20/27 ..............................           150,000          161,327
   MF, River Trace II, Series A, 6.45%, 4/01/26 ........................................           100,000          106,406
   Memphis-Shelby County Airport Authority Revenue,
Refunding, MBIA Insured, 5.65%, 9/01/15 ................................................           500,000          520,120
   Memphis-Shelby County Airport Authority, Special Facilities
 and Project Revenues, Refunding, Federal Express Corp.,
 6.75%, 9/01/12 ........................................................................           100,000          109,437
   Metropolitan Government of Nashville and Davidson County, Electric Revenue, Series A,
   Refunding, 6.00%, 5/15/17 ...........................................................           200,000          211,110
   5.20%, 5/15/23 ......................................................................         1,000,000        1,001,730
   Metropolitan Government of Nashville and Davidson County,
 Health and Educational Facilities Board, Refunding,
 Dandridge Towers, Series 8-A, 6.375%, 1/01/11 .........................................           500,000          529,155
   Metropolitan Government of Nashville and Davidson County,
 Health and Educational Facilities Board Revenue,
   Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ......           150,000          174,891
 b Multi-Modal Health, 5.50%, 5/01/23 ..................................................           995,000        1,018,154

   Metropolitan Government of Nashville and Davidson County,
 Health and Educational Facilities Board Revenue, (con.t)
   Refunding, The Vanderbilt University, Series A, 5.375%, 7/01/18 .....................         $ 700,000        $ 716,107
   Refunding, The Vanderbilt University, Series B, 5.00%, 10/01/28 .....................         1,500,000        1,465,545
   Metropolitan Government of Nashville and Davidson County,
 Public Improvement, 5.875%, 5/15/26 ...................................................         1,000,000        1,059,490
   Metropolitan Government of Nashville and Davidson County,
Sports Authority Revenue, Stadium Public Improvement
 Project, AMBAC Insured, 5.875%, 7/01/21 ...............................................         1,775,000        1,887,784
   Metropolitan Government of Nashville and Davidson County,
 Water and Sewer Revenue, Refunding,
   5.50%, 1/01/16 ......................................................................           620,000          620,174
   Series A, FGIC Insured, 5.00%, 1/01/19 ..............................................           400,000          395,924
   Metropolitan Nashville Airport Authority Revenue,
 Series C, FGIC Insured, 6.60%, 7/01/15 ................................................           205,000          221,859
   Milan Special School District, AMBAC Insured,
Pre-Refunded, 6.625%, 4/01/11 ..........................................................           180,000          205,168
   Northern Mariana Islands Commonwealth Ports Authority,
Seaport Revenue, Port Saipan Harbor Improvement,
 Series A, 6.85%, 10/01/25 .............................................................           300,000          293,253
   Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 .......................           100,000          105,718
   Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 ...........................           100,000          113,963
   Puerto Rico Commonwealth Highway and Transportation
 Authority Revenue, Series Y, Pre-Refunded, 6.00%, 7/01/22 .............................           500,000          564,615
   Puerto Rico Commonwealth Public Improvement, 5.75%, 7/01/17 .........................           750,000          798,023
   Puerto Rico Electric Power Authority Revenue,
   Series R, Pre-Refunded, 6.25%, 7/01/17 ..............................................           100,000          109,463
   Series X, 5.50%, 7/01/25 ............................................................           500,000          509,650
   Puerto Rico Industrial, Tourist, Educational, Medical and
 Environmental Control Facilities, Financing
    Authority, Hospital Revenue, Auxilio Mutuo Obligation Group,
 Series A, MBIA Insured, 6.25%, 7/01/24 ................................................           200,000          220,184
   Puerto Rico Ports Authority Revenue, Special Facilities,
American Airlines, Series A, 6.25%, 6/01/26 ............................................           600,000          652,860
   Shelby County GO, Series B, Pre-Refunded, 6.00%, 3/01/16 ............................           530,000          568,181
   Shelby County Health, Educational and Housing Facilities Board,
 Hospital Revenue,
   5.00%, 4/01/18 ......................................................................         1,000,000          983,860
   MBIA Insured, 5.30%, 8/01/15 ........................................................           500,000          509,245
   South Fulton IDBR, Tyson Foods, Inc. Project, 6.40%, 10/01/20 .......................           300,000          330,240
   Sullivan County IDBR, Refunding, Brandymill, Series I-A,
GNMA Secured, 6.35%, 7/20/27 ...........................................................           350,000          379,628
   Tennessee HDA, Home Ownership Program,
   Issue 4A, 6.375%, 7/01/22 ...........................................................           800,000          856,752
   Series 3, 5.85%, 7/01/23 ............................................................           500,000          516,440
   Tennessee HDA, Mortgage Finance,
   Series A, 6.90%, 7/01/25 ............................................................           200,000          217,922
   Series B, 6.60%, 7/01/25 ............................................................           215,000          230,966
   Series B, MBIA Insured, 6.20%, 7/01/18 ..............................................           630,000          670,874
   Tennessee Housing Development Agency
Homeownership, 5.375%, 7/01/23 .........................................................         1,000,000        1,001,530
   Tennessee State Local Development Authority Revenue,
   Community Provider Pooled Loan Program, 6.55%, 10/01/23 .............................           100,000          107,792
   Refunding, State Loan Program, Series A,
 MBIA Insured, 5.125%, 3/01/22 .........................................................           150,000          150,273
   Tennessee State School Board Authority, Higher
 Educational Facilities, Series A, 6.25%, 5/01/22 ......................................           100,000          106,354
   White House Utility District, Robertson and Sumner
 Counties Waterworks System Revenue, Refunding, Series B,
 FGIC Insured, 5.375%, 1/01/19 .........................................................         1,890,000        1,925,663

   Wilson County COP,
   Educational Facilities, 6.125%, 6/30/10 .............................................         $ 220,000        $ 237,764
   FSA Insured, 5.25%, 3/30/18 .........................................................         1,000,000        1,010,460
 b Virgin Islands Public Finance Authority Revenue,
Refunding, Senior Lien, Fund Loan Notes, Series A, 5.50%, 10/01/18 .....................         1,000,000        1,018,760
                                                                                                            ---------------
   Total Long Term Investments (Cost $41,736,665) ......................................                         43,909,447
                                                                                                            ---------------
 a Short Term Investments 2.3%
   Metropolitan Nashville Airport Authority Revenue,
 Refunding & Improvement, FGIC Insured, Weekly VRDN and Put,
 3.90%, 7/01/19 ........................................................................           100,000          100,000
   Puerto Rico Commonwealth Government Development Bank,
 Refunding, MBIA Insured, Weekly VRDN and Put,
 3.80%, 12/01/15 .......................................................................           700,000          700,000
   Sullivan County IDB, PCB, DATES, Refunding,
 Mead Corp. Project, Daily VRDN and Put, 4.00%, 10/01/16 ...............................           100,000          100,000
   Tennessee State GO, Series A, Weekly VRDN and Put, 3.90%, 7/02/01 ...................           100,000          100,000
                                                                                                            ---------------
   Total Short Term Investments (Cost $1,000,000) ......................................                          1,000,000
                                                                                                            ---------------
   Total Investments (Cost $42,736,665) 100.9% .........................................                         44,909,447
   Other Assets, less Liabilities (.9)% ................................................                          (383,610)
                                                                                                            ---------------
   Net Assets  100.0% ..................................................................                        $44,525,837
                                                                                                            ===============

See Glossary of Terms on page 67.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights



Franklin Washington Municipal Bond Fund
                                                                                Class I
                                                            -----------------------------------------------
                                                                          Year Ended May 31,
                                                            -----------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                            -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $10.09    $ 9.80      $9.90     $9.55    $9.99
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income ................................         .57       .58        .56       .56      .51
 Net realized and unrealized gains (losses) ...........         .41       .29       (.08)      .36     (.46)
                                                            -----------------------------------------------
Total from investment operations ......................         .98       .87        .48       .92      .05
                                                            -----------------------------------------------
Less distributions from:
 Net investment income ................................        (.59)     (.58)      (.58)     (.57)    (.47)
 Net realized gains ...................................       --        --         --        --        (.02)
                                                            -----------------------------------------------
Total distributions ...................................        (.59)     (.58)      (.58)     (.57)    (.49)
                                                            -----------------------------------------------
Net asset value, end of year ..........................      $10.48    $10.09      $9.80     $9.90    $9.55
                                                            ===============================================
Total return* .........................................        9.87%     9.04%      4.91%    10.10%    2.88%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $10,376    $8,361     $7,718    $5,741   $4,272
Ratios to average net assets:
 Expenses .............................................         .10%      .10%       .10%      .10%     .05%
 Expenses excluding waiver and payments by affiliate ..         .84%      .90%       .92%     1.05%     .71%
 Net investment income ................................        5.54%     5.81%      5.81%     6.13%    5.59%
Portfolio turnover rate ...............................        6.94%     7.73%     19.13%    18.46%   39.52%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998




                                                                                                 PRINCIPAL
 Franklin Washington Municipal Bond Fund                                                          AMOUNT            VALUE
  Long Term Investments 96.7%
   Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ................................          $100,000         $104,582
   Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 ........................           100,000          106,471
   Bellingham Housing Authority Revenue,................................................           200,000          231,078
   Cascade Meadows Project, 7.10%, 11/01/23
   Refunding, Pacific Rim & Cascade Meadows Projects,
MBIA Insured, Pre-Refunded, 5.20%, 11/01/27 ............................................           200,000          199,392
   Clark County School District No. 114, Evergreen School,
Refunding, AMBAC Insured, 5.95%, 12/01/12 ..............................................           100,000          107,819
   Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ...........................           200,000          209,310
   Conservation and Renewable Energy System Revenue,
Washington Conservation Project, 6.50%, 10/01/14 .......................................           400,000          433,704
   Douglas County PUD No. 1, Electric Systems Revenue,
 MBIA Insured, 6.00%, 1/01/15 ..........................................................           100,000          108,455
   Federal Way GO, Refunding, 5.85%, 12/01/21 ..........................................           100,000          102,735
   Grant County PUD No. 002, Wanapum Hydroelectric Revenue,
 Second Series A, 6.375%, 1/01/23 ......................................................           250,000          264,888
   Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue,
Second Series B, MBIA Insured, 5.875%, 1/01/26 .........................................           100,000          104,729
   King County GO, Sewer District, 5.875%, 1/01/15 .....................................           100,000          106,430
   King County Housing Authority Revenue, Woodridge Park Project,
 6.25%, 5/01/15 ........................................................................           175,000          184,609
   King County School District No. 400, Mercer Island, 5.90%, 12/01/15 .................           100,000          106,548
   King County School District No. 412, Shoreline, 6.10%, 6/01/13 ......................           100,000          108,139
   King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 .............           200,000          213,724
   Lewis County PUD No. 001, Cowlitz Falls Hydroelectric Project Revenue,
 6.00%, 10/01/24 .......................................................................           200,000          205,674
   Pierce County EDC Revenue, Solid Waste, Occidental Petroleum Corp.,
 5.80%, 9/01/29 ........................................................................           375,000          377,381
   Pierce County Sewer Revenue, 5.70%, 2/01/17 .........................................           100,000          104,525
   Pilchuck Development Public Corp., Special Facilities
 Airport Revenue, Tramco, Inc. Project, B.F. Goodrich, 6.00%, 8/01/23 ..................           800,000          827,640
   Port of Seattle Revenue, Series B, 6.00%, 11/01/17 ..................................           200,000          206,144
   SeaTac GO, MBIA Insured, 6.50%, 12/01/13 ............................................           450,000          496,949
   Seattle Housing Authority, Low Income Housing Assistance Revenue,
 Kin On Project, GNMA Secured, 7.40%, 11/20/36 .........................................            99,000          112,469
   Seattle Municipality Metropolitan Sewer Revenue,
 Refunding, Series V, 6.20%, 1/01/32 ...................................................           200,000          210,158
   Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ..................................           100,000          105,903
   Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ..................           200,000          211,740
   Snohomish County PUD No. 1,
   Electric and Generation Systems Revenue, Refunding,
 FGIC Insured, 6.00%, 1/01/18 ..........................................................           200,000          211,864
   Water Revenue, 5.85%, 11/01/17 ......................................................           100,000          100,842
   Spokane County GO, Refunding, 6.00%, 12/01/14 .......................................           130,000          141,154
   Spokane County Water District No. 3 Revenue,
Refunding, 5.90%, 1/01/14 ..............................................................           100,000          102,049
   Stevens County Public Corp., PCR, Refunding,
Water Power Co. Project, 6.00%, 12/01/23 ...............................................           300,000          313,224
   Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 .........................................           100,000          107,815
   Tacoma Electric Systems Revenue, Refunding,
FGIC Insured, 6.25%, 1/01/15 ...........................................................           200,000          216,694
   Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .................................           300,000          311,505
   Tacoma Refuse Utility Revenue, AMBAC Insured,
 Pre-Refunded, 7.00%, 12/01/19 .........................................................           100,000          116,986
   Tacoma Water Revenue, FGIC Insured, 5.25%, 12/01/16 .................................           100,000          101,902
   University of Washington, Alumni Association,
Lease Revenue, Medical Center Roosevelt II, FSA Insured,
 6.30%, 8/15/14 ........................................................................           500,000          550,835
   Washington State COP, Office Building Project,
 Series A, MBIA Insured, 6.00%, 4/01/12 ................................................           100,000          105,014
   Washington State Health Care Facilities Authority Revenue,
   Multicare Medical Center, FGIC Insured, 5.75%, 8/15/22 ..............................           100,000          103,248
   Swedish Health Services, AMBAC Insured, 5.50%, 11/15/28 .............................           500,000          508,100
   Washington State Higher Education Facilities Authority Revenue,
 Refunding, Pacific Lutheran University Project,
 Connie Lee Insured, 5.70%, 11/01/26 ...................................................           200,000          210,580

   Washington State Housing Finance Commission, GNMA/FNMA Secured,
   Series 1A-1, 6.25%, 6/01/16 .........................................................          $100,000        $ 107,538
   SF Program, Series 1A-3, 6.15%, 12/01/15 ............................................           200,000          213,538
   SF Program, Series 2N, 6.05%, 12/01/16 ..............................................           100,000          105,846
   SF Program, Series 3A, 5.75%, 12/01/28 ..............................................           200,000          205,412
   Washington State Housing Finance, SFMR, MBS Program, Series A, 7.05%, 7/01/22 .......            75,000           81,698
   Washington State Motor Vehicle Fuel Tax, Series D, 6.00%, 9/01/20 ...................           240,000          257,882
   Washington State Public Power Supply System Revenue,
 Nuclear Project No. 1, Refunding, Series B, 5.125%, 7/01/17 ...........................           200,000          197,000
   Whatcom County School District No. 501, Bellingham, 6.05%, 12/01/13 .................           100,000          107,076
                                                                                                             --------------
   Total Long Term Investments (Cost $9,455,289) .......................................                         10,028,998
                                                                                                             --------------
 a Short Term Investments .9%
   Puerto Rico Commonwealth Government Development Bank,
 Refunding, MBIA Insured, Weekly VRDN and Put, 3.80%,
 12/01/15 (Cost $100,000) ..............................................................                            100,000
                                                                                                             --------------
   Total Investments (Cost $9,555,289) 97.6% ...........................................                         10,128,998
   Other Assets, less Liabilities 2.4% .................................................                            247,161
                                                                                                             --------------
   Net Assets 100.0% ...................................................................                        $10,376,159
                                                                                                             ==============

See Glossary of Terms on page 67.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1998 (cont.)

Glossary of Terms:
1915 Act-Improvement Bond Act of 1915
ABAG    -The Association of Bay Area Governments
AD      -Assessment District
AMBAC   -American Municipal Bond Assurance Corp.
CDA     -Community Development Authority/Agency
CFD     -Community Facilities District
CHFCLP  -California Health Facilities Construction Loan Program
COP     -Certificate of Participation
DATES   -Demand Adjustable Tax-Exempt Securities
EDC     -Economic Development Co.
ETM     -Escrow to Maturity
FGIC    -Financial Guaranty Insurance Corp.
FHA     -Federal Housing Authority/Agency
FNMA    -Federal National Mortgage Association
FSA -Financial Security Assistance (Some of the securities shown as FSA Insured were originally insured by Capital Guaranty Insurance Co.
         (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA    -Government National Mortgage Association
GO      -General Obligation
HDA     -Housing Development Authority/Agency
HFA     -Housing Finance Authority/Agency
HMR     -Home Mortgage Revenue
IDB     -Industrial Development Board
IDBR    -Industrial Development Board Revenue
IDR     -Industrial Development Revenue
MBIA    -Municipal Bond Investors Assurance Corp.
MBS     -Mortgage Backed Securities
MFHR    -Multi-Family Housing Revenue
MFMR    -Multi-Family Mortgage Revenue
MFR     -Multi-Family Revenue
PBA     -Public Building Authority
PCFA    -Pollution Control Financing Authority
PCR     -Pollution Control Revenue
PUD     -Public Utility District
RDA     -Redevelopment Agency
SF      -Single Family
SFM     -Single Family Mortgage
SFMR    -Single Family Mortgage Revenue
USD     -Unified School District


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

Statements of Assets and Liabilities
May 31, 1998




                                         Franklin      Franklin      Franklin      Franklin     Franklin
                                         Arkansas     California      Hawaii       Tennessee   Washington
                                         Municipal    High Yield     Municipal     Municipal    Municipal
                                         Bond Fund  Municipal Fund   Bond Fund     Bond Fund    Bond Fund
                                      -------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................  $28,964,222  $430,987,966   $41,918,493   $42,736,665  $ 9,555,289
                                      ===================================================================
  Value .............................   30,112,946   450,728,470    44,363,526    44,909,447   10,128,998
 Cash ...............................      127,743     1,324,358        41,328     1,263,580       52,413
 Receivables:
  Investment securities sold ........       30,000            --            --       600,903           --
  Capital shares sold ...............      152,352     2,834,381        19,158       158,724           --
  Interest ..........................      476,703     8,049,323       911,355       694,439      199,503
  Affiliates ........................       15,732            --            --            --        9,242
                                      -------------------------------------------------------------------
      Total assets ..................   30,915,476   462,936,532    45,335,367    47,627,093   10,390,156
                                      -------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...      482,015     8,844,968            --     2,958,932           --
  Capital shares redeemed ...........           --       207,752        48,113         3,000           --
  Affiliates ........................           --       386,920        23,373         1,954           --
  Shareholders ......................       18,758       368,681        69,508        81,272        1,626
 Distributions to shareholders ......       37,521       528,687        51,001        51,413       12,371
 Other liabilities ..................           --        25,835         5,231         4,685           --
                                      -------------------------------------------------------------------
      Total liabilities .............      538,294    10,362,843       197,226     3,101,256       13,997
                                      -------------------------------------------------------------------
       Net assets, at value .........  $30,377,182  $452,573,689   $45,138,141   $44,525,837  $10,376,159
                                      ===================================================================
Net assets consist of:
 Undistributed net investment
 income .............................     $ 43,656           $--     $ 114,350      $ 34,304     $ 33,989
 Accumulated distributions in excess
 of net investment income ...........           --        (6,110)           --            --           --
 Net unrealized appreciation ........    1,148,724    19,740,504     2,445,033     2,172,782      573,709
 Accumulated net realized gain (loss)      (29,535)   (2,280,993)     (545,809)      135,848     (126,686)
 Capital shares .....................   29,214,337   435,120,288    43,124,567    42,182,903    9,895,147
                                      -------------------------------------------------------------------
      Net assets, at value ..........  $30,377,182  $452,573,689   $45,138,141   $44,525,837  $10,376,159
                                      ===================================================================

                                          Franklin      Franklin      Franklin      Franklin     Franklin
                                          Arkansas    California        Hawaii     Tennessee   Washington
                                         Municipal    High Yield     Municipal     Municipal    Municipal
                                         Bond Fund  Municipal Fund   Bond Fund     Bond Fund    Bond Fund
                                      -------------------------------------------------------------------
Class I:
 Net assets, at value ...............  $30,377,182  $412,210,656   $45,138,141   $44,525,837  $10,376,159
                                      ===================================================================
 Shares outstanding .................    2,763,059    38,697,871     4,043,306     3,949,484      989,775
                                      ===================================================================
 Net asset value per share* .........       $10.99        $10.65        $11.16        $11.27       $10.48
                                      ===================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%)       $11.48        $11.12        $11.66       $11.77       $10.95
                                      ===================================================================
Class II:
 Net assets, at value ...............           --  $ 40,363,033            --            --           --
                                      ===================================================================
 Shares outstanding .................           --     3,780,428            --            --           --
                                      ===================================================================
 Net asset value per share* .........           --        $10.68            --            --           --
                                      ===================================================================
 Maximum offering price per share
 (net asset value per share / 99%) ..           --        $10.79            --            --           --
                                      ===================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

Statements of Operations
for the year ended May 31, 1998


                                         Franklin      Franklin      Franklin      Franklin     Franklin
                                         Arkansas     California      Hawaii       Tennessee   Washington
                                         Municipal    High Yield     Municipal     Municipal    Municipal
                                         Bond Fund  Municipal Fund   Bond Fund     Bond Fund    Bond Fund
                                      -------------------------------------------------------------------
Investment income:
 Interest ...........................   $1,164,643   $20,243,392    $2,466,298    $2,007,687     $529,641
                                      -------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...........      134,808     1,729,049       269,392       227,268       58,648
 Distribution fees (Note 3)
  Class I ...........................       22,637       310,913        44,292        37,949       10,263
  Class II ..........................           --       150,863            --            --           --
 Transfer agent fees (Note 3) .......        7,015        93,561        17,684        10,574        3,387
 Custodian fees .....................          228         3,726           472           414           97
 Reports to shareholders ............        3,363        43,068         8,058         5,541        1,719
 Registration and filing fees .......        5,693        38,148         1,746         7,128        2,186
 Professional fees ..................        1,575        24,602         2,634         2,863          559
 Other ..............................        2,685        11,157         3,503         4,234        2,334
                                      -------------------------------------------------------------------
      Total expenses ................      178,004     2,405,087       347,781       295,971       79,193
      Expenses waived/paid by affiliate
 (Note 3) ...........................     (156,504)   (1,121,780)     (175,429)     (150,761)     (69,815)
                                      -------------------------------------------------------------------
        Net expenses ................       21,500     1,283,307       172,352       145,210        9,378
                                      -------------------------------------------------------------------
         Net investment income ......    1,143,143    18,960,085     2,293,946     1,862,477      520,263
                                      -------------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain (loss) from investments   5,532      (116,948)      246,873       201,405        2,260
Net unrealized appreciation on investments 834,896    15,006,888     1,170,843     1,488,290      345,821
                                      -------------------------------------------------------------------
Net realized and unrealized gain ....      840,428    14,889,940     1,417,716     1,689,695      348,081
                                      -------------------------------------------------------------------
Net increase in net assets resulting
 from operations ....................   $1,983,571   $33,850,025    $3,711,662    $3,552,172     $868,344
                                      ===================================================================


                                            See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended May 31, 1998 and 1997



                                        Franklin Arkansas       Franklin California High            Franklin Hawaii
                                       Municipal Bond Fund        Yield Municipal Fund            Municipal Bond Fund
                                ----------------------------------------------------------------------------------------
                                        1998        1997            1998         1997               1998        1997
                                ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....     $ 1,143,143      $ 588,356    $ 18,960,085   $ 10,701,441     $ 2,293,946   $ 2,197,925
  Net realized gain (loss)
 from investments ..........           5,532          4,094        (116,948)      (119,287)        246,873        51,434
  Net unrealized appreciation
 on investments ............         834,896        272,692      15,006,888      4,691,793       1,170,843       857,481
                                ----------------------------------------------------------------------------------------
    Net increase in net
 assets resulting from
 operations ................       1,983,571        865,142      33,850,025     15,273,947       3,711,662     3,106,840
  Distributions to shareholders
 from:
    Net investment income:
     Class I ...............      (1,144,675)      (580,057)    (17,741,641)   (10,372,492)     (2,307,589)   (2,194,657)
     Class II ..............              --             --      (1,199,464)      (347,490)             --            --
    In excess of net
 investment income:
      Class I ..............              --             --              --        (24,277)             --            --
      Class II .............              --             --              --           (813)             --            --
                                ----------------------------------------------------------------------------------------
  Total distributions to
 shareholders ..............      (1,144,675)      (580,057)    (18,941,105)   (10,745,072)     (2,307,589)   (2,194,657)
  Capital share transactions:
 (Note 2)
    Class I ................      16,397,936      4,689,718     184,852,793     90,671,188       3,731,394       285,742
    Class II ...............              --             --      28,791,162     10,295,368              --            --
                                ----------------------------------------------------------------------------------------
  Total capital share
 transactions ..............      16,397,936      4,689,718     213,643,955    100,966,556       3,731,394       285,742
      Net increase in
 net assets ................      17,236,832      4,974,803     228,552,875    105,495,431       5,135,467     1,197,925
Net assets:
 Beginning of year .........      13,140,350      8,165,547     224,020,814    118,525,383      40,002,674    38,804,749
                                ----------------------------------------------------------------------------------------
 End of year ...............     $30,377,182    $13,140,350    $452,573,689   $224,020,814     $45,138,141   $40,002,674
                                ========================================================================================

Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets
  End of year ..............        $ 43,656       $ 45,188        $ (6,110)     $ (25,090)      $ 114,350     $ 127,993
                                ========================================================================================

                                                      Franklin Tennessee                     Franklin Washington
                                                       Municipal Bond Fund                  Municipal Bond Fund
                                                -------------------------------------------------------------------
                                                    1998                  1997             1998             1997
                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                          $ 1,862,477         $ 1,061,715        $ 520,263         $ 464,255
  Net realized gain (loss) from investments          201,405               (277)            2,260            (4,404)
  Net unrealized appreciation on investments       1,488,290             561,758          345,821           228,610
                                                -------------------------------------------------------------------
      Net increase in net assets resulting
 from operations                                   3,552,172           1,623,196          868,344           688,461
 Distributions to shareholders from net
 investment income                                (1,851,295)         (1,084,118)        (526,988)         (460,520)
 Capital share transactions (Note 2)              16,116,499          12,213,104        1,674,114           414,786
                                                -------------------------------------------------------------------
      Net increase in net assets                  17,817,376          12,752,182        2,015,470           642,727
Net assets:
 Beginning of year                                26,708,461          13,956,279        8,360,689         7,717,962
                                                -------------------------------------------------------------------
 End of year                                     $44,525,837         $26,708,461      $10,376,159        $8,360,689
                                                ===================================================================
Undistributed net investment income included
 in net assets
  End of year                                       $ 34,304            $ 23,122         $ 33,989          $ 40,714
                                                ===================================================================


                               See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of five separate series (the Funds). The Funds and their investment objective are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Franklin California High Yield Municipal Fund offers two classes of shares:
Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


2. SHARES OF BENEFICIAL INTEREST (cont.)

At May 31, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:


                                                            Franklin Arkansas        Franklin California
                                                           Municipal Bond Fund    High Yield Municipal Fund
                                                       ----------------------------------------------------
                                                           Shares     Amount         Shares       Amount
                                                       ----------------------------------------------------
Class I Shares:
1998
 Shares sold .......................................... 1,545,732  $16,752,477    22,284,623 $234,404,399
 Shares issued in reinvestment of distributions .......    57,600      625,362       663,035    6,974,790
 Shares redeemed ......................................   (90,387)    (979,903)   (5,372,964) (56,526,396)
                                                       --------------------------------------------------
Net increase .......................................... 1,512,945  $16,397,936    17,574,694 $184,852,793
                                                       ==================================================
1997
 Shares sold ..........................................   470,751  $ 4,901,027    11,958,887 $119,678,964
 Shares issues in reinvestment of distributions .......    36,550      380,970       372,489    3,734,093
 Shares redeemed ......................................   (57,166)    (592,279)   (3,267,236) (32,741,869)
                                                       --------------------------------------------------
Net increase ..........................................   450,135  $ 4,689,718     9,064,140 $ 90,671,188
                                                       ==================================================
Class II Shares:
1998
 Shares sold ..........................................                            2,979,250 $ 31,420,783
 Shares issued in reinvestment of distributions .......                               51,598      545,089
 Shares redeemed ......................................                             (300,304)  (3,174,710)
                                                                                 ------------------------
Net increase ..........................................                            2,730,544 $ 28,791,162
                                                                                 ========================
1997
 Shares sold ..........................................                            1,204,172 $ 12,057,953
 Shares issues in reinvestment of distributions .......                               19,594      197,069
 Shares redeemed ......................................                             (195,499)  (1,959,654)
                                                                                 ------------------------
Net increase ..........................................                            1,028,267 $ 10,295,368
                                                                                 ========================

                                                          Franklin Hawaii              Franklin Tennessee
                                                        Municipal Bond Fund            Municipal Bond Fund
                                                       ----------------------------------------------------
                                                     Shares         Amount              Shares       Amount
                                                       ----------------------------------------------------
Class I Shares:
1998
 Shares sold ..........................................   779,362   $8,639,651     1,961,959  $21,692,685
 Shares issued in reinvestment of distributions .......    74,894      830,944       103,474    1,149,741
 Shares redeemed ......................................  (517,067)  (5,739,201)     (609,509)  (6,725,927)
                                                       --------------------------------------------------
Net increase ..........................................   337,189   $3,731,394     1,455,924  $16,116,499
                                                       ==================================================
1997
 Shares sold ..........................................   790,934   $8,525,981     1,355,345  $14,372,546
 Shares issues in reinvestment of distributions .......    80,695      866,517        64,058      680,991
 Shares redeemed ......................................  (847,717)  (9,106,756)     (267,495)  (2,840,433)
                                                       --------------------------------------------------
Net increase ..........................................    23,912    $ 285,742     1,151,908  $12,213,104
                                                       ==================================================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                                                    Franklin Washington
                                                                                    Municipal Bond Fund
                                                                                  ----------------------
                                                                                    Shares       Amount
                                                                                  ----------------------
Class I Shares:
1998

 Shares sold ..........................................                              187,538   $1,946,679
 Shares issued in reinvestment of distributions .......                               35,472      368,307
 Shares redeemed ......................................                              (61,822)    (640,872)
                                                                                   ----------------------
Net increase ..........................................                              161,188   $1,674,114
                                                                                   ======================
1997
 Shares sold ..........................................                              103,811   $1,037,350
 Shares issues in reinvestment of distributions .......                               32,188      322,025
 Shares redeemed ......................................                              (94,809)    (944,589)
                                                                                   ----------------------
Net increase ..........................................                               41,190    $ 414,786
                                                                                   ======================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

Annualized
 Fee Rate  Month-End Net Assets
-------------------------------------------------------------------------------
  0.625%   First $100 million
  0.50% Over $100 million, up to and including $250 million 0.45% In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Funds, through 5/31/98, as noted in the the Statements of Operations.

The Franklin Hawaii Municipal Bond Fund reimburses Distributors up to 0.10% per year of its average daily net assets, the Franklin Arkansas Municipal Bond, Franklin Tennessee Municipal Bond and Franklin Washington Municipal Bond Funds reimburse Distributors up to 0.15% per year of the Funds' average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to 0.15% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, for costs in marketing the Funds' shares.



3. TRANSACTIONS WITH AFFILIATES (cont.)



Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                     Franklin    Franklin   Franklin   Franklin   Franklin
                                                     Arkansas   California   Hawaii    Tennessee Washington
                                                     Municipal  High Yield  Municipal  Municipal  Municipal
                                                     Bond Fund Municipal Fund Bond Fund  Bond Fund  Bond Fund
                                                     ------------------------------------------------------

Net commissions received (paid) ..................    $1,553    $(595,523)   $17,991   $27,859      $2,028
Contingent deferred sales charges ................       $--     $  4,213        $--       $--         $--


4. INCOME TAXES

At May 31, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                               Franklin    Franklin    Franklin   Franklin
                                                               Arkansas   California    Hawaii   Washington
                                                               Municipal  High Yield   Municipal  Municipal
                                                               Bond Fund Municipal Fund Bond Fund  Bond Fund
                                                               --------------------------------------------
Capital loss carryovers expiring in: 2003                       $29,535   $1,431,250  $474,475    $ 82,647
                             2004 ..........................         --        4,508    64,421      39,744
                             2005 ..........................         --      390,400        --          --
                             2006 ..........................         --           --        --          --
                                                               --------------------------------------------
                                                                $29,535   $1,826,158  $538,896    $122,391
                                                               ============================================

At May 31, 1998 the Franklin California High Yield Municipal Fund and the Franklin Washington Municipal Bond Fund have deferred capital losses occurring subsequent to October 31, 1997 of $454,835 and $4,295, respectively. For tax purposes, such losses will be reflected in the year ending May 31, 1999.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At May 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:



                                                Franklin     Franklin     Franklin    Franklin    Franklin
                                                Arkansas    California     Hawaii     Tennessee  Washington
                                                Municipal   High Yield    Municipal   Municipal   Municipal
                                                Bond Fund Municipal Fund  Bond Fund   Bond Fund   Bond Fund
                                              -------------------------------------------------------------
Investments at cost  ........................ $28,964,222 $430,987,966 $41,925,406 $42,736,665 $9,555,289
                                              =============================================================
Unrealized appreciation ..................... $ 1,149,708 $ 20,818,236 $ 2,444,351 $ 2,172,782  $ 577,997

Unrealized depreciation .....................        (984)  (1,077,732)     (6,231)         --     (4,288)
                                              -------------------------------------------------------------
Net unrealized appreciation ................. $ 1,148,724 $ 19,740,504 $ 2,438,120 $ 2,172,782  $ 573,709
                                              =============================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 1998 were as follows:

                                                Franklin     Franklin     Franklin    Franklin    Franklin
                                                Arkansas    California     Hawaii     Tennessee  Washington
                                                Municipal   High Yield    Municipal   Municipal   Municipal
                                                Bond Fund Municipal Fund  Bond Fund   Bond Fund   Bond Fund
                                              -------------------------------------------------------------
Purchases ................................... $20,239,957 $334,005,108 $13,578,332 $30,524,425 $2,342,713
Sales ....................................... $ 3,912,189 $123,644,872 $ 9,769,645 $13,831,476  $ 625,619


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


FRANKLIN MUNICIPAL SECURITIES TRUST
Independent Auditor's Report


To the Shareholders and Board of Directors
Of the Franklin Municipal Securities Trust

We have audited the accompanying statements of assets and liabilities of the Funds comprising the Franklin Municipal Securities Trust, including each Fund's statement of investments as of May 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Franklin Municipal Securities Trust as of May 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

June 26, 1998


FRANKLIN MUNICIPAL SECURITIES TRUST
Tax Information

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 1998.



Franklin Municipal Securities Trust
Annual Report
May 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Arkansas Municipal Bond Fund based on total long-term investments as of 5/31/98.

AAA                         43.8%
AA                          10.5%
A                           18.7%
BBB                         27.0%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin Arkansas Municipal Bond Fund.

Utilities                   20.5%
Industrial                  15.3%
Hospitals                   11.1%
Education                    8.8%
Housing                      8.4%
General Obligation           7.8%
Sales Tax                    7.1%
Prerefunded                  2.7%
Transportation               2.1%
Other Revenue               16.2%

GRAPHIC MATERIAL (3)

This chart shows in bar format the comparison between Franklin Arkansas Municipal Bond Fund's Class I distribution rate of 5.02% and the taxable equivalent rate of 8.94% on 5/31/98.

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Arkansas Municipal Bond Fund's Class I from 6/1/97 to 5/31/98.

June                         4.9 cents
July                         4.9 cents
August                       4.9 cents
September                    4.9 cents
October                      4.9 cents
November                     4.9 cents
December                     4.9 cents
January                      4.9 cents
February                     4.9 cents
March                        4.8 cents
April                        4.8 cents
May                          4.8 cents
Total                       58.5 cents

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin Arkansas Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/10/94 to 5/31/98.

-------------------------------------------------------
Date      Franklin Arkansas      Lehman         CPI
              Municipal         Brothers
          Bond Fund-Class I  Municipal Bond
                                  Index
-------------------------------------------------------
 5/10/94 $9,579              $10,000           $10,000
 5/31/94 $9,636        0.59% $10,059   0.05%   $10,005
 6/30/94 $9,550       -0.61% $9,998    0.34%   $10,039
 7/31/94 $9,722        1.83% $10,181   0.27%   $10,066
 8/31/94 $9,741        0.35% $10,216   0.40%   $10,106
 9/30/94 $9,565       -1.47% $10,066   0.27%   $10,133
10/31/94 $9,271       -1.78% $9,887    0.07%   $10,141
11/30/94 $8,978       -1.81% $9,708    0.13%   $10,154
12/31/94 $9,268        2.20% $9,921    0.00%   $10,154
 1/31/95 $9,608        2.86% $10,205   0.40%   $10,194
 2/28/95 $9,930        2.91% $10,502   0.40%   $10,235
 3/31/95 $10,017       1.15% $10,623   0.33%   $10,269
 4/30/95 $10,045       0.12% $10,636   0.33%   $10,303
 5/31/95 $10,322       3.19% $10,975   0.20%   $10,323
 6/30/95 $10,219      -0.87% $10,879   0.20%   $10,344
 7/31/95 $10,268       0.95% $10,983   0.00%   $10,344
 8/31/95 $10,388       1.27% $11,122   0.26%   $10,371
 9/30/95 $10,487       0.63% $11,192   0.20%   $10,392
10/31/95 $10,648       1.45% $11,355   0.33%   $10,426
11/30/95 $10,830       1.66% $11,543  -0.07%   $10,419
12/31/95 $10,952       0.96% $11,654  -0.07%   $10,411
 1/31/96 $11,002       0.76% $11,743   0.59%   $10,473
 2/29/96 $10,907      -0.68% $11,663   0.32%   $10,506
 3/31/96 $10,781      -1.28% $11,513   0.52%   $10,561
 4/30/96 $10,759      -0.28% $11,481   0.39%   $10,602
 5/31/96 $10,800      -0.04% $11,477   0.19%   $10,622
 6/30/96 $10,947       1.09% $11,602   0.06%   $10,629
 7/31/96 $11,042       0.91% $11,707   0.19%   $10,649
 8/31/96 $11,030      -0.02% $11,705   0.19%   $10,669
 9/30/96 $11,211       1.40% $11,869   0.32%   $10,703
10/31/96 $11,351       1.13% $12,003   0.32%   $10,737
11/30/96 $11,534       1.83% $12,223   0.19%   $10,758
12/31/96 $11,489      -0.42% $12,171   0.00%   $10,758
 1/31/97 $11,499       0.19% $12,194   0.32%   $10,792
 2/28/97 $11,619       0.92% $12,307   0.31%   $10,826
 3/31/97 $11,474      -1.33% $12,143   0.25%   $10,853
 4/30/97 $11,584       0.84% $12,245   0.12%   $10,866
 5/31/97 $11,761       1.51% $12,430  -0.06%   $10,859
 6/30/97 $11,883       1.07% $12,563   0.12%   $10,872
 7/31/97 $12,219       2.77% $12,911   0.12%   $10,885
 8/31/97 $12,105      -0.94% $12,789   0.19%   $10,906
 9/30/97 $12,274       1.19% $12,942   0.25%   $10,933
10/31/97 $12,353       0.64% $13,024   0.25%   $10,961
11/30/97 $12,455       0.59% $13,101  -0.06%   $10,954
12/31/97 $12,649       1.46% $13,293  -0.12%   $10,941
 1/31/98 $12,763       1.03% $13,429   0.19%   $10,962
 2/28/98 $12,762       0.03% $13,433   0.19%   $10,983
 3/31/98 $12,795       0.09% $13,446   0.19%   $11,003
 4/30/98 $12,780      -0.45% $13,385   0.18%   $11,023
 5/31/98 $12,9781.55%  1.58% $13,597   0.18%   $11,043

Total    29.78%               35.97%            10.43%
Return
-------------------------------------------------------


GRAPHIC MATERIAL (6)

This chart shows in pie format the credit quality breakdown of the Franklin California Municipal Fund based on total long-term investments as of 5/31/98.

AAA                         12.8%
AA                           5.3%
A                           16.8%
BBB                         45.6%
Below Investment Grade      19.5%

GRAPHIC MATERIAL (7)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin California Municipal Fund.

Transportation                       20.8%
Tax Allocation Bonds                 14.7%
Mello-Roos Bonds                     11.6%
Certificates of Participation         7.5%
Hospitals                             7.3%
Utilities                             7.2%
Housing                               6.8%
Special Assessment Bonds              5.0%
Education                             4.3%
Prerefunded                           3.6%
Marks-Roos Bonds                      2.6%
Industrial Revenue Bonds              1.5%
General Obligation                    1.4%
Health Care                           1.3%
Other Revenue                         4.4%

GRAPHIC MATERIAL (8)

This chart shows in bar format the comparison between Franklin California Municipal Fund's Class I distribution rate of 5.40% and the taxable equivalent rate of 9.86% on 5/31/98.

GRAPHIC MATERIAL (9)

This chart shows the dividend distributions for Franklin California Municipal Fund's Class I from 6/1/97 to 5/31/98.

June                         5.2 cents
July                         5.2 cents
August                       5.2 cents
September                    5.2 cents
October                      5.2 cents
November                     5.2 cents
December                     5.2 cents
January                      5.2 cents
February                     5.2 cents
March                        5.0 cents
April                        5.0 cents
May                          5.0 cents
Total                       61.8 cents

GRAPHIC MATERIAL (10)

The following line graph compares the performance of the Franklin California Municipal Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/3/93 to 5/31/98.

------------------------------------------------------
Date      Franklin California      Lehman       CPI
               High Yield         Brothers
         Municipal Fund-Class I   Municipal
                                    Bond
                                    Index
------------------------------------------------------
  5/3/93       $9,579                $10,000       $10,000
 5/31/93       $9,550          0.56% $10,056 0.14% $10,014
 6/30/93       $9,713          1.67% $10,224 0.14% $10,028
 7/31/93       $9,703          0.13% $10,237 0.00% $10,028
 8/31/93       $9,909          2.08% $10,450 0.28% $10,056
 9/30/93      $10,059          1.14% $10,569 0.21% $10,077
10/31/93      $10,092          0.19% $10,589 0.41% $10,119
11/30/93      $10,039         -0.88% $10,496 0.07% $10,126
12/31/93      $10,223          2.11% $10,718 0.00% $10,126
 1/31/94      $10,346          1.14% $10,840 0.27% $10,153
 2/28/94      $10,183         -2.59% $10,559 0.34% $10,187
 3/31/94       $9,726         -4.07% $10,129 0.34% $10,222
 4/30/94       $9,759          0.85% $10,215 0.14% $10,236
 5/31/94       $9,843          0.87% $10,304 0.07% $10,244
 6/30/94       $9,744         -0.61% $10,241 0.34% $10,278
 7/31/94       $9,931          1.83% $10,429 0.27% $10,306
 8/31/94      $10,006          0.35% $10,465 0.40% $10,347
 9/30/94       $9,906         -1.47% $10,312 0.27% $10,375
10/31/94       $9,763         -1.78% $10,128 0.07% $10,383
11/30/94       $9,538         -1.81%  $9,945 0.13% $10,396
12/31/94       $9,604          2.20% $10,163 0.00% $10,396
 1/31/95       $9,892          2.86% $10,454 0.40% $10,438
 2/28/95      $10,181          2.91% $10,758 0.40% $10,479
 3/31/95      $10,397          1.15% $10,882 0.33% $10,514
 4/30/95      $10,453          0.12% $10,895 0.33% $10,549
 5/31/95      $10,736          3.19% $11,243 0.20% $10,570
 6/30/95      $10,631         -0.87% $11,145 0.20% $10,591
 7/31/95      $10,678          0.95% $11,251 0.00% $10,591
 8/31/95      $10,793          1.27% $11,394 0.26% $10,618
 9/30/95      $10,898          0.63% $11,465 0.20% $10,640
10/31/95      $11,069          1.45% $11,632 0.33% $10,675
11/30/95      $11,264          1.66% $11,825-0.07% $10,667
12/31/95      $11,427          0.96% $11,938-0.07% $10,660
 1/31/96      $11,489          0.76% $12,029 0.59% $10,723
 2/29/96      $11,403         -0.68% $11,947 0.32% $10,757
 3/31/96      $11,296         -1.28% $11,794 0.52% $10,813
 4/30/96      $11,279         -0.28% $11,761 0.39% $10,855
 5/31/96      $11,330         -0.04% $11,757 0.19% $10,876
 6/30/96      $11,509          1.09% $11,885 0.06% $10,882
 7/31/96      $11,585          0.91% $11,993 0.19% $10,903
 8/31/96      $11,602         -0.02% $11,990 0.19% $10,924
 9/30/96      $11,792          1.40% $12,158 0.32% $10,959
10/31/96      $11,936          1.13% $12,296 0.32% $10,994
11/30/96      $12,153          1.83% $12,521 0.19% $11,015
12/31/96      $12,131         -0.42% $12,468 0.00% $11,015
 1/31/97      $12,134          0.19% $12,492 0.32% $11,050
 2/28/97      $12,257          0.92% $12,607 0.31% $11,084
 3/31/97      $12,137         -1.33% $12,439 0.25% $11,112
 4/30/97      $12,262          0.84% $12,544 0.12% $11,125
 5/31/97      $12,424          1.51% $12,733-0.06% $11,119
 6/30/97      $12,598          1.07% $12,869 0.12% $11,132
 7/31/97      $12,947          2.77% $13,226 0.12% $11,145
 8/31/97      $12,887         -0.94% $13,101 0.19% $11,166
 9/30/97      $13,127          1.19% $13,257 0.25% $11,194
10/31/97      $13,231          0.64% $13,342 0.25% $11,222
11/30/97      $13,347          0.59% $13,421-0.06% $11,216
12/31/97      $13,553          1.46% $13,617-0.12% $11,202
 1/31/98      $13,670          1.03% $13,757 0.19% $11,223
 2/28/98      $13,685          0.03% $13,761 0.19% $11,245
 3/31/98      $13,685          0.09% $13,774 0.19% $11,266
 4/30/98      $13,672         -0.45% $13,712 0.18% $11,286
 5/31/98      $13,893 1.62%    1.58% $13,928 0.18% $11,307

Total     38.93%                39.28%         13.07%
Return
------------------------------------------------------

GRAPHIC MATERIAL (11)

This chart shows in bar format the comparison between Franklin California Municipal Fund's Class II distribution rate of 4.93% and the taxable equivalent rate of 9.00% on 5/31/98.

GRAPHIC MATERIAL (12)

This chart shows the dividend distributions for Franklin California Municipal Fund's Class II from 6/1/97 to 5/31/98.

June                         4.73 cents
July                         4.73 cents
August                       4.73 cents
September                    4.70 cents
October                      4.70 cents
November                     4.70 cents
December                     4.70 cents
January                      4.97 cents
February                     4.97 cents
March                        4.77 cents
April                        4.43 cents
May                          4.43 cents
Total                       56.56 cents

GRAPHIC MATERIAL (13)

The following line graph compares the performance of the Franklin California Municipal Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/96 to 5/31/98.

-----------------------------------------------------------------
Date       Franklin California    Lehman Brothers       CPI
               High Yield          Municipal Bond
         Municipal Fund-Class II       Index
-----------------------------------------------------------------
  5/1/96 $9,899                  $10,000              $10,000
 5/31/96 $9,937           -0.04%  $9,996      0.19%   $10,019
 6/28/96 $10,080           1.09% $10,105      0.06%   $10,025
 7/31/96 $10,152           0.91% $10,197      0.19%   $10,044
 8/30/96 $10,153          -0.02% $10,195      0.19%   $10,063
 9/30/96 $10,316           1.40% $10,338      0.32%   $10,095
10/31/96 $10,436           1.13% $10,454      0.32%   $10,128
11/29/96 $10,620           1.83% $10,646      0.19%   $10,147
12/31/96 $10,606          -0.42% $10,601      0.00%   $10,147
 1/31/97 $10,601           0.19% $10,621      0.32%   $10,179
 2/28/97 $10,701           0.92% $10,719      0.31%   $10,211
 3/31/97 $10,601          -1.33% $10,576      0.25%   $10,236
 4/30/97 $10,694           0.84% $10,665      0.12%   $10,249
 5/31/97 $10,841           1.51% $10,826     -0.06%   $10,243
 6/30/97 $10,977           1.07% $10,942      0.12%   $10,255
 7/31/97 $11,287           2.77% $11,245      0.12%   $10,267
 8/31/97 $11,230          -0.94% $11,139      0.19%   $10,287
 9/30/97 $11,433           1.19% $11,272      0.25%   $10,312
10/31/97 $11,518           0.64% $11,344      0.25%   $10,338
11/30/97 $11,624           0.59% $11,411     -0.06%   $10,332
12/31/97 $11,786           1.46% $11,578     -0.12%   $10,320
 1/31/98 $11,896           1.03% $11,697      0.19%   $10,339
 2/28/98 $11,896           0.03% $11,700      0.19%   $10,359
 3/31/98 $11,893           0.09% $11,711      0.19%   $10,379
 4/30/98 $11,875          -0.45% $11,658      0.18%   $10,397
 5/31/98 $12,072  1.65%    1.58% $11,842      0.18%   $10,416

Total     20.72%                   18.42%                  4.16%
Return
-----------------------------------------------------------------


GRAPHIC MATERIAL (14)

This chart shows in pie format the credit quality breakdown of the Franklin Hawaii Municipal Bond Fund based on total long-term investments as of 5/31/98.

AAA                         44.7%
AA                          16.5%
A                           22.1%
BBB                         16.7%

GRAPHIC MATERIAL (15)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin Hawaii Municipal Bond Fund.

Hospitals                            24.9%
Utilities                            22.6%
Transportation                       18.5%
Prerefunded                          11.4%
Housing                               9.5%
General Obligation                    7.7%
Industrial                            1.0%
Other Revenue                         4.4%

GRAPHIC MATERIAL (16)

This chart shows in bar format the comparison between Franklin Hawaii Municipal Bond Fund's Class I distribution rate of 5.04% and the taxable equivalent rate of 9.27% on 5/31/98.

GRAPHIC MATERIAL (17)

This chart shows the dividend distributions for Franklin Hawaii Municipal Bond Fund from 6/1/97 to 5/31/98.

June                         5.0 cents
July                         5.0 cents
August                       5.0 cents
September                    5.0 cents
October                      5.0 cents
November                     5.0 cents
December                     5.0 cents
January                      5.0 cents
February                     5.0 cents
March                        4.9 cents
April                        4.9 cents
May                          4.9 cents
Total                       59.7 cents

GRAPHIC MATERIAL (18)

The following line graph compares the performance of the Franklin Hawaii Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 2/26/92 to 5/31/98.

--------------------------------------------------------------------------------
Date     Franklin Hawaii Municipal Bond        Lehman Brothers          CPI
                  Fund-Class I                    Municipal
                                                  Bond Index
--------------------------------------------------------------------------------
     2/26/92    $9,579                   $10,000                     $10,000
     2/29/92    $9,579            0.00%  $10,000         0.04%       $10,004
     3/31/92    $9,579            0.04%  $10,004         0.51%       $10,055
     4/30/92    $9,684            0.89%  $10,093         0.14%       $10,069
     5/31/92    $9,804            1.18%  $10,212         0.14%       $10,083
     6/30/92    $9,924            1.68%  $10,384         0.36%       $10,119
     7/31/92    $10,326           3.00%  $10,696         0.21%       $10,140
     8/31/92    $10,166          -0.98%  $10,591         0.28%       $10,169
     9/30/92    $10,171           0.65%  $10,660         0.28%       $10,197
    10/31/92    $10,008          -0.98%  $10,555         0.35%       $10,233
    11/30/92    $10,280           1.79%  $10,744         0.14%       $10,247
    12/31/92    $10,453           1.02%  $10,854        -0.07%       $10,240
     1/31/93    $10,596           1.16%  $10,980         0.49%       $10,290
     2/28/93    $10,940           3.62%  $11,377         0.35%       $10,326
     3/31/93    $10,923          -1.06%  $11,256         0.35%       $10,363
     4/30/93    $10,996           1.01%  $11,370         0.28%       $10,392
     5/31/93    $11,058           0.56%  $11,434         0.14%       $10,406
     6/30/93    $11,273           1.67%  $11,625         0.14%       $10,421
     7/31/93    $11,293           0.13%  $11,640         0.00%       $10,421
     8/31/93    $11,531           2.08%  $11,882         0.28%       $10,450
     9/30/93    $11,718           1.14%  $12,017         0.21%       $10,472
    10/31/93    $11,760           0.19%  $12,040         0.41%       $10,515
    11/30/93    $11,603          -0.88%  $11,934         0.07%       $10,522
    12/31/93    $11,897           2.11%  $12,186         0.00%       $10,522
     1/31/94    $12,035           1.14%  $12,325         0.27%       $10,550
     2/28/94    $11,674          -2.59%  $12,006         0.34%       $10,586
     3/31/94    $11,011          -4.07%  $11,517         0.34%       $10,622
     4/30/94    $11,086           0.85%  $11,615         0.14%       $10,637
     5/31/94    $11,205           0.87%  $11,716         0.07%       $10,645
     6/30/94    $11,128          -0.61%  $11,645         0.34%       $10,681
     7/31/94    $11,346           1.83%  $11,858         0.27%       $10,710
     8/31/94    $11,390           0.35%  $11,899         0.40%       $10,753
     9/30/94    $11,192          -1.47%  $11,724         0.27%       $10,782
    10/31/94    $10,882          -1.78%  $11,516         0.07%       $10,789
    11/30/94    $10,629          -1.81%  $11,307         0.13%       $10,803
    12/31/94    $10,930           2.20%  $11,556         0.00%       $10,803
     1/31/95    $11,278           2.86%  $11,886         0.40%       $10,846
     2/28/95    $11,672           2.91%  $12,232         0.40%       $10,890
     3/31/95    $11,785           1.15%  $12,373         0.33%       $10,926
     4/30/95    $11,830           0.12%  $12,388         0.33%       $10,962
     5/31/95    $12,241           3.19%  $12,783         0.20%       $10,984
     6/30/95    $12,069          -0.87%  $12,672         0.20%       $11,006
     7/31/95    $12,196           0.95%  $12,792         0.00%       $11,006
     8/31/95    $12,336           1.27%  $12,955         0.26%       $11,034
     9/30/95    $12,405           0.63%  $13,036         0.20%       $11,056
    10/31/95    $12,593           1.45%  $13,225         0.33%       $11,093
    11/30/95    $12,840           1.66%  $13,445        -0.07%       $11,085
    12/31/95    $13,030           0.96%  $13,574        -0.07%       $11,077
     1/31/96    $13,089           0.76%  $13,677         0.59%       $11,143
     2/29/96    $12,982          -0.68%  $13,584         0.32%       $11,178
     3/31/96    $12,838          -1.28%  $13,410         0.52%       $11,236
     4/30/96    $12,802          -0.28%  $13,373         0.39%       $11,280
     5/31/96    $12,789          -0.04%  $13,367         0.19%       $11,302
     6/30/96    $12,948           1.09%  $13,513         0.06%       $11,308
     7/31/96    $13,070           0.91%  $13,636         0.19%       $11,330
     8/31/96    $13,106          -0.02%  $13,633         0.19%       $11,351
     9/30/96    $13,291           1.40%  $13,824         0.32%       $11,388
    10/31/96    $13,440           1.13%  $13,980         0.32%       $11,424
    11/30/96    $13,651           1.83%  $14,236         0.19%       $11,446
    12/31/96    $13,614          -0.42%  $14,176         0.00%       $11,446
     1/31/97    $13,614           0.19%  $14,203         0.32%       $11,483
     2/28/97    $13,727           0.92%  $14,334         0.31%       $11,518
     3/31/97    $13,536          -1.33%  $14,143         0.25%       $11,547
     4/30/97    $13,664           0.84%  $14,262         0.12%       $11,561
     5/31/97    $13,843           1.51%  $14,477        -0.06%       $11,554
     6/30/97    $14,009           1.07%  $14,632         0.12%       $11,568
     7/31/97    $14,345           2.77%  $15,038         0.12%       $11,582
     8/31/97    $14,267          -0.94%  $14,896         0.19%       $11,604
     9/30/97    $14,436           1.19%  $15,074         0.25%       $11,633
    10/31/97    $14,502           0.64%  $15,170         0.25%       $11,662
    11/30/97    $14,633           0.59%  $15,260        -0.06%       $11,655
    12/31/97    $14,818           1.46%  $15,482        -0.12%       $11,641
     1/31/98    $14,950           1.03%  $15,642         0.19%       $11,663
     2/28/98    $14,963           0.03%  $15,647         0.19%       $11,685
     3/31/98    $14,975           0.09%  $15,661         0.19%       $11,707
     4/30/98    $14,893          -0.45%  $15,590         0.18%       $11,728
     5/31/98    $15,107 1.44%     1.58%  $15,836         0.18%       $11,749

Total Return     51.07%                                 58.36%            17.49%
--------------------------------------------------------------------------------

GRAPHIC MATERIAL (19)

This chart shows in pie format the credit quality breakdown of the Franklin Tennessee Municipal Bond Fund based on total long-term investments as of 5/31/98.

AAA                         56.5%
AA                          28.1%
A                            7.1%
BBB                          8.3%

GRAPHIC MATERIAL (20)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin Tennessee Municipal Bond Fund.

Utilities                            23.2%
Hospitals                            15.6%
Housing                              14.0%
General Obligation                   13.2%
Industrial                            9.8%
Education                             6.4%
Prerefunded                           4.2%
Transportation                        3.9%
Certificates of Participation         2.8%
Other Revenue                         6.9%

GRAPHIC MATERIAL (21)

This chart shows in bar format the comparison between Franklin Tennessee Municipal Bond Fund's distribution rate of 4.79% and the taxable equivalent rate of 8.44% on 5/31/98.

GRAPHIC MATERIAL (22)

This chart shows the dividend distributions for Franklin Tennessee Municipal Bond Fund from 6/1/97 to 5/31/98.

June                         5.0 cents
July                         5.0 cents
August                       5.0 cents
September                    4.7 cents
October                      4.7 cents
November                     4.7 cents
December                     4.7 cents
January                      4.7 cents
February                     4.7 cents
March                        4.7 cents
April                        4.7 cents
May                          4.7 cents
Total                       57.3 cents

GRAPHIC MATERIAL (23)

The following line graph compares the performance of the Franklin Tennessee Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 6/1/97 to 5/31/98.

--------------------------------------------------------------------
Date          Franklin Tennessee      Lehman Brothers      CPI
                Municipal Bond        Municipal Bond
                 Fund-Class I              Index
--------------------------------------------------------------------
  5/10/94  $9,579                    $10,000                $10,000
  5/31/94  $9,693              0.59% $10,059     0.05%      $10,005
  6/30/94  $9,579             -0.61%  $9,998     0.34%      $10,039
  7/31/94  $9,799              1.83% $10,181     0.27%      $10,066
  8/31/94  $9,818              0.35% $10,216     0.40%      $10,106
  9/30/94  $9,644             -1.47% $10,066     0.27%      $10,133
 10/31/94  $9,381             -1.78%  $9,887     0.07%      $10,141
 11/30/94  $9,148             -1.81%  $9,708     0.13%      $10,154
 12/31/94  $9,448              2.20%  $9,921     0.00%      $10,154
  1/31/95  $9,799              2.86% $10,205     0.40%      $10,194
  2/28/95  $10,103             2.91% $10,502     0.40%      $10,235
  3/31/95  $10,201             1.15% $10,623     0.33%      $10,269
  4/30/95  $10,219             0.12% $10,636     0.33%      $10,303
  5/31/95  $10,537             3.19% $10,975     0.20%      $10,323
  6/30/95  $10,436            -0.87% $10,879     0.20%      $10,344
  7/31/95  $10,485             0.95% $10,983     0.00%      $10,344
  8/31/95  $10,637             1.27% $11,122     0.26%      $10,371
  9/30/95  $10,706             0.63% $11,192     0.20%      $10,392
 10/31/95  $10,858             1.45% $11,355     0.33%      $10,426
 11/30/95  $11,063             1.66% $11,543    -0.07%      $10,419
 12/31/95  $11,187             0.96% $11,654    -0.07%      $10,411
  1/31/96  $11,250             0.76% $11,743     0.59%      $10,473
  2/29/96  $11,135            -0.68% $11,663     0.32%      $10,506
  3/31/96  $11,010            -1.28% $11,513     0.52%      $10,561
  4/30/96  $10,989            -0.28% $11,481     0.39%      $10,602
  5/31/96  $11,010            -0.04% $11,477     0.19%      $10,622
  6/30/96  $11,148             1.09% $11,602     0.06%      $10,629
  7/31/96  $11,254             0.91% $11,707     0.19%      $10,649
  8/31/96  $11,264            -0.02% $11,705     0.19%      $10,669
  9/30/96  $11,458             1.40% $11,869     0.32%      $10,703
 10/31/96  $11,577             1.13% $12,003     0.32%      $10,737
 11/30/96  $11,783             1.83% $12,223     0.19%      $10,758
 12/31/96  $11,729            -0.42% $12,171     0.00%      $10,758
  1/31/97  $11,740             0.19% $12,194     0.32%      $10,792
  2/28/97  $11,860             0.92% $12,307     0.31%      $10,826
  3/31/97  $11,705            -1.33% $12,143     0.25%      $10,853
  4/30/97  $11,817             0.84% $12,245     0.12%      $10,866
  5/31/97  $11,995             1.51% $12,430    -0.06%      $10,859
  6/30/97  $12,129             1.07% $12,563     0.12%      $10,872
  7/31/97  $12,512             2.77% $12,911     0.12%      $10,885
  8/31/97  $12,365            -0.94% $12,789     0.19%      $10,906
  9/30/97  $12,543             1.19% $12,942     0.25%      $10,933
 10/31/97  $12,620             0.64% $13,024     0.25%      $10,961
 11/30/97  $12,754             0.59% $13,101    -0.06%      $10,954
 12/31/97  $12,981             1.46% $13,293    -0.12%      $10,941
  1/31/98  $13,116             1.03% $13,429     0.19%      $10,962
  2/28/98  $13,112             0.03% $13,433     0.19%      $10,983
  3/31/98  $13,120             0.09% $13,446     0.19%      $11,003
  4/30/98  $13,058            -0.45% $13,385     0.18%      $11,023
  5/31/98  $13,289    1.77%    1.58% $13,597     0.18%      $11,043

Total        32.89%                    35.97%                10.43%
Return
--------------------------------------------------------------------


GRAPHIC MATERIAL (24)

This chart shows in pie format the credit quality breakdown of the Franklin Washington Municipal Bond Fund based on total long-term investments as of 5/31/98.

AAA                         52.4%
AA                          27.3%
A                            5.2%
BBB                         15.1%

GRAPHIC MATERIAL (25)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 5/31/98 for the Franklin Washington Municipal Bond Fund.

Utilities                            29.7%
General Obligation                   19.5%
Housing                              14.2%
Industrial                           12.0%
Education                            11.9%
Hospitals                             6.1%
Prerefunded                           3.5%
Transportation                        2.1%
Certificates of Participation         1.0%


GRAPHIC MATERIAL (26)

This chart shows in bar format the comparison between Franklin Washington Municipal Bond Fund's distribution rate of 5.37% and the taxable equivalent rate of 8.89% on 5/31/98.

GRAPHIC MATERIAL (27)

This chart shows the dividend distributions for Franklin Washington Municipal Bond Fund from 6/1/97 to 5/31/98.

June                         4.8 cents
July                         4.9 cents
August                       4.9 cents
September                    4.9 cents
October                      4.9 cents
November                     4.9 cents
December                     4.9 cents
January                      4.9 cents
February                     4.9 cents
March                        4.9 cents
April                        4.9 cents
May                          4.9 cents
Total                       58.7 cents

GRAPHIC MATERIAL (28)

The following line graph compares the performance of the Franklin Washington Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/88 to 5/31/98.

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Date           Franklin Washington          Lehman Brothers         CPI
              Municipal Bond Fund-          Municipal Bond
                     Class I                     Index
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   5/3/93  $9,579                        $10,000                     $10,000
  5/31/93  $9,569                 0.56%  $10,056          0.14%      $10,014
  6/30/93  $9,770                 1.67%  $10,224          0.14%      $10,028
  7/31/93  $9,761                 0.13%  $10,237          0.00%      $10,028
  8/31/93  $9,968                 2.08%  $10,450          0.28%      $10,056
  9/30/93 $10,098                 1.14%  $10,569          0.21%      $10,077
 10/31/93 $10,172                 0.19%  $10,589          0.41%      $10,119
 11/30/93  $9,974                -0.88%  $10,496          0.07%      $10,126
 12/31/93 $10,237                 2.11%  $10,718          0.00%      $10,126
  1/31/94 $10,361                 1.14%  $10,840          0.27%      $10,153
  2/28/94 $10,061                -2.59%  $10,559          0.34%      $10,187
  3/31/94  $9,373                -4.07%  $10,129          0.34%      $10,222
  4/30/94  $9,448                 0.85%  $10,215          0.14%      $10,236
  5/31/94  $9,584                 0.87%  $10,304          0.07%      $10,244
  6/30/94  $9,489                -0.61%  $10,241          0.34%      $10,278
  7/31/94  $9,748                 1.83%  $10,429          0.27%      $10,306
  8/31/94  $9,764                 0.35%  $10,465          0.40%      $10,347
  9/30/94  $9,527                -1.47%  $10,312          0.27%      $10,375
 10/31/94  $9,287                -1.78%  $10,128          0.07%      $10,383
 11/30/94  $9,049                -1.81%   $9,945          0.13%      $10,396
 12/31/94  $9,304                 2.20%  $10,163          0.00%      $10,396
  1/31/95  $9,666                 2.86%  $10,454          0.40%      $10,438
  2/28/95 $10,008                 2.91%  $10,758          0.40%      $10,479
  3/31/95 $10,132                 1.15%  $10,882          0.33%      $10,514
  4/30/95 $10,129                 0.12%  $10,895          0.33%      $10,549
  5/31/95 $10,552                 3.19%  $11,243          0.20%      $10,570
  6/30/95 $10,400                -0.87%  $11,145          0.20%      $10,591
  7/31/95 $10,462                 0.95%  $11,251          0.00%      $10,591
  8/31/95 $10,633                 1.27%  $11,394          0.26%      $10,618
  9/30/95 $10,718                 0.63%  $11,465          0.20%      $10,640
 10/31/95 $10,922                 1.45%  $11,632          0.33%      $10,675
 11/30/95 $11,150                 1.66%  $11,825         -0.07%      $10,667
 12/31/95 $11,302                 0.96%  $11,938         -0.07%      $10,660
  1/31/96 $11,344                 0.76%  $12,029          0.59%      $10,723
  2/29/96 $11,253                -0.68%  $11,947          0.32%      $10,757
  3/31/96 $11,106                -1.28%  $11,794          0.52%      $10,813
  4/30/96 $11,070                -0.28%  $11,761          0.39%      $10,855
  5/31/96 $11,067                -0.04%  $11,757          0.19%      $10,876
  6/30/96 $11,224                 1.09%  $11,885          0.06%      $10,882
  7/31/96 $11,313                 0.91%  $11,993          0.19%      $10,903
  8/31/96 $11,332                -0.02%  $11,990          0.19%      $10,924
  9/30/96 $11,525                 1.40%  $12,158          0.32%      $10,959
 10/31/96 $11,650                 1.13%  $12,296          0.32%      $10,994
 11/30/96 $11,845                 1.83%  $12,521          0.19%      $11,015
 12/31/96 $11,808                -0.42%  $12,468          0.00%      $11,015
  1/31/97 $11,805                 0.19%  $12,492          0.32%      $11,050
  2/28/97 $11,920                 0.92%  $12,607          0.31%      $11,084
  3/31/97 $11,776                -1.33%  $12,439          0.25%      $11,112
  4/30/97 $11,904                 0.84%  $12,544          0.12%      $11,125
  5/31/97 $12,069                 1.51%  $12,733         -0.06%      $11,119
  6/30/97 $12,209                 1.07%  $12,869          0.12%      $11,132
  7/31/97 $12,533                 2.77%  $13,226          0.12%      $11,145
  8/31/97 $12,435                -0.94%  $13,101          0.19%      $11,166
  9/30/97 $12,579                 1.19%  $13,257          0.25%      $11,194
 10/31/97 $12,652                 0.64%  $13,342          0.25%      $11,222
 11/30/97 $12,749                 0.59%  $13,421         -0.06%      $11,216
 12/31/97 $12,944                 1.46%  $13,617         -0.12%      $11,202
  1/31/98 $13,042                 1.03%  $13,757          0.19%      $11,223
  2/28/98 $13,053                 0.03%  $13,761          0.19%      $11,245
  3/31/98 $13,101                 0.09%  $13,774          0.19%      $11,266
  4/30/98 $13,075                -0.45%  $13,712          0.18%      $11,286
  5/31/98 $13,263   1.44%         1.58%  $13,928          0.18%      $11,307

Total       32.63%                          39.28%                    13.07%
Return
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